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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck, esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

WAVELENGTH

FUNDS

Annual Report

May 31, 2020

WAVELENGTH INTEREST RATE NEUTRAL FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-896-9292 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-896-9292. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

WAVELENGTH INTEREST RATE NEUTRAL FUND
LETTER TO SHAREHOLDERS (Unaudited)	May 31, 2020

Dear Fellow Shareholders:

Since our last annual letter, the forces driving economic activity shifted under the pressure of a global health pandemic, bringing an end to the United States’ longest expansion on record. The economy has started adjusting to a new set of conditions for both businesses and daily life, and while some changes will be fleeting, many long-term structural shifts are now accelerating. Through this upheaval, markets grew increasingly volatile as they processed new information on what the future holds, and we limited downside while capturing upside in line with our investment mandate.

What follows is designed to provide a context for returns that fosters a deeper understanding of the investment process that supports them. By doing so we hope to build on the partnership your investment creates.

PERFORMANCE SUMMARY

For the twelve months ended May 31, 2020, the Wavelength Interest Rate Neutral Fund (the “Fund”) delivered a return of +5.92% versus a benchmark return of +1.67% for the S&P / BGCantor 0-3 Month US Treasury Bill Index (which seeks to represent the return from not taking risk in financial markets). These results were within targeted risk parameters and the Fund performed in line with investment objectives.

WAVELENGTH PHILOSOPHY

We believe that macroeconomic conditions drive asset prices and central banks use interest rates to manage macroeconomic conditions. Based on this fundamental logic, we seek to build a portfolio that is hedged to changes in interest rates by balancing investment exposure between instruments we expect to outperform in rising and falling macroeconomic conditions.

INVESTMENT ENVIRONMENT

As an extension of our investment philosophy we believe that changing expectations for growth and inflation drive investment decisions, which in turn drive market prices. Since our last letter, we have experienced an uptick in activity among central banks as they seek to manage a global economy in transition. Economic surprises have swung in both negative and positive directions, and many forecasters have struggled to accurately project a range of indicators amidst widescale disruption.

The period began with increasing fear of a slowdown and mounting pressure for the Federal Reserve to ease interest rates months before the first cases of COVID-19 were reported. Consistent with this, the FOMC cut their target for the Fed Funds Rate at their July meeting, ending the hiking cycle experienced since 2015. While monetary policy shifted over the summer months, trade tensions remained a fixture as threats of additional tariffs had a negative impact on expectations for growth. Uncertainty around trade drove volatility in markets and made risk management increasingly critical with a widening set of potential outcomes for the economy.

1

The fourth quarter featured further monetary easing in the US and Europe which offset many investor concerns over rising geopolitical tensions. Headlines about Brexit negotiations and the impeachment hearing in the US drove up-and-down market action, as growth-related assets ultimately trended higher with a strong close to December. Relative stability heading into year-end represented a significant departure from 2018 and what was soon to come.

While 2019 ended with reports of a mysterious pneumonia in China, markets started 2020 by overlooking the first signs of a health crisis when these cases were identified as a new type of virus. Amidst warnings from public health officials and increasingly concerning data, the economy continued to expand and asset prices failed to reflect the oncoming pandemic. Markets began processing its potential impact in late February and by mid-March were plummeting at an unprecedented pace. As losses mounted and many businesses were forced to close, the Federal Reserve began implementing new measures to support the economy and a functioning financial system.

Interest rate cuts in March were followed by additional policy stimulus that extended beyond the size and scope experienced during the 2008 financial crisis. These efforts generated a quick and powerful rebound in asset prices which looked past painful datapoints, including the worst monthly drop in US employment data on record. The disconnect between markets and the economy continued through April and May, as asset prices moved rapidly toward a recovery despite the uncertainty around what the economy will look like on the other side.

PERFORMANCE DISCUSSION

The Fund delivered balanced positive performance through heightened market volatility over the period, as our investment approach limited downside while capturing upside by design. Dislocations across fixed income that resulted from the global pandemic highlighted the importance of risk management and provided a robust opportunity set for factor investing in fixed income.

The portfolio harvested strong results from the start of the period, generating profits throughout the summer months amidst a recalibration of expectations for interest rates. While markets tied to rising growth conditions drove performance in June and July, the portfolio adapted to a changing dynamic in August and delivered positive results through government bond exposures while stocks and many corporate assets reversed.

Market volatility increased heading into the fourth quarter, as stress in overnight funding combined with Brexit-related uncertainty and the impeachment inquiry to temper expectations for growth. These themes gave way to the stimulative impact of monetary policy easing, and positions in growth-related markets, such as convertible bonds and high yield credit, drove strong results heading into year-end.

The Fund started the new year profitably amidst higher levels of financial stress stemming from early concerns around the COVID-19 outbreak. Government bonds contributed meaningful profits for the portfolio throughout the first quarter, though these gains were eventually offset by losses in positions tied to economic growth where selling pressure overwhelmed long-term measures of value.

The portfolio limited downside and maintained liquidity through this stress, and when markets began to process the impact of policy stimulus from the Fed, upside was captured systematically in municipal bonds, corporate credit, emerging market debt, and other dislocated assets. Factors were used to actively identify opportunities in the market shakeout, and excess returns were generated through April and May for a strong close to the period.

2

OUTLOOK

Markets remain in transition as they process a new paradigm for the economy with a wider set of potential outcomes for growth and inflation. While this uncertainty produces different types of risks for portfolios, it also creates meaningful opportunities for disciplined, factor-based investment approaches.

In this context, the Fund has recalibrated exposures to a new set of economic conditions and seeks to actively monetize the growing number of opportunities across fixed income markets for excess returns.

Thank you for your trust and commitment through investment.

Sincerely,

Andrew Dassori

Founding Partner & Chief Investment Officer
Wavelength Capital Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-896-9292.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.wavelengthfunds.com or call 1-866-896-9292 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Wavelength Interest Rate Neutral Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of May 31, 2020, please see the Schedule of Investments section of the Annual Report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

WAVELENGTH INTEREST RATE NEUTRAL FUND
PERFORMANCE INFORMATION
May 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Wavelength Interest Rate Neutral Fund versus the
S&P/BGCantor 0-3 Month U.S. Treasury Bill Index

Average Annual Total Returns For Periods Ended May 31, 2020
	1 Year	3 Years	5 Years	Since Inception(b)
Wavelength Interest Rate Neutral Fund(a)	5.92%	4.50%	3.33%	3.16%
S&P/BGCantor 0-3 Month U.S. Treasury Bill Index	1.67%	1.71%	1.12%	0.85%

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on September 30, 2013.

4

WAVELENGTH INTEREST RATE NEUTRAL FUND
PORTFOLIO INFORMATION
May 31, 2020 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
iShares TIPS Bond ETF	14.7%
iShares National Muni Bond ETF	9.5%
Vanguard Emerging Markets Government Bond ETF	8.6%
SPDR Bloomberg Barclays Convertible Securities ETF	8.1%
Invesco Senior Loan ETF	4.9%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	3.5%
Vanguard Mortgage-Backed Securities ETF	3.4%
VanEck Vectors Emerging Markets High Yield Bond ETF	3.2%
iShares iBoxx $ High Yield Corporate Bond ETF	2.6%
Vanguard Short-Term Inflation-Protected Securities ETF	1.3%

5

WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF INVESTMENTS May 31, 2020
EXCHANGE-TRADED FUNDS — 62.7%	Shares	Value
Emerging Markets Debt — 13.6%
Invesco Emerging Markets Sovereign Debt ETF	17,292	$444,750
iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	9,153	973,879
VanEck Vectors Emerging Markets High Yield Bond ETF	120,169	2,634,105
Vanguard Emerging Markets Government Bond ETF	92,309	7,034,869
		11,087,603
Real Estate Investment Trusts (REITs) — 0.1%
Vanguard Real Estate ETF (a)	400	30,972

U.S. Fixed Income — 49.0%
Invesco Senior Loan ETF	187,079	3,996,008
iShares iBoxx $ High Yield Corporate Bond ETF (a)	26,220	2,161,052
iShares National Muni Bond ETF (a)	67,100	7,729,249
iShares TIPS Bond ETF (a)	98,708	12,022,634
SPDR Bloomberg Barclays Convertible Securities ETF (a)	116,331	6,609,928
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	115,309	2,895,409
SPDR Bloomberg Barclays High Yield Bond ETF	7,677	782,977
Vanguard Mortgage-Backed Securities ETF	51,496	2,808,592
Vanguard Short-Term Inflation-Protected Securities ETF	21,757	1,084,151
		40,090,000

Total Exchange-Traded Funds (Cost $49,389,662)		$51,208,575

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WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 15.3%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.08% (b)	6,271,318	$6,271,318
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.08% (b)	6,271,318	6,271,318
Total Money Market Funds (Cost $12,542,636)		$12,542,636

COLLATERAL FOR SECURITIES LOANED — 6.8%	Value	Value
Mount Vernon Liquid Assets Portfolio, LLC, 0.33% (Cost $5,589,320) (b)(c)	5,589,320	$5,589,320

Investments at Value — 84.8% (Cost $67,521,618)		$69,340,531

Other Assets in Excess of Liabilities — 15.2%		12,432,397

Net Assets — 100.0%		$81,772,928

(a)	All or a portion of the security is on loan. The total value of the securities on loan as of May 31, 2020 was $5,484,403 (Note 6).
(b)	The rate shown is the 7-day effective yield as of May 31, 2020.
(c)	This security was purchased with cash collateral held from securities on loan. The total value of such security as of May 31, 2020 was $5,589,320 (Note 6).
See accompanying notes to financial statements.

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WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF FUTURES CONTRACTS May 31, 2020
FUTURES CONTRACTS	Contracts	Expiration Date	Notional Value	Value/Unrealized Appreciation
Commodity Futures
E-Mini Gold Future	12	7/29/2020	$1,047,150	$10,168

Index Futures
E-Mini Dow CBOT DJIA Future	8	6/19/2020	1,018,760	56,118
E-Mini Nasdaq 100 Future	10	6/19/2020	1,915,400	132,509
E-Mini S&P 500 Future	13	6/19/2020	1,985,263	101,386
Total Index Futures			4,919,423	290,013

Treasury Futures
10-Year U.S. Treasury Note Future	31	9/21/2020	4,310,453	11,465
2-Year U.S. Treasury Note Future	64	9/30/2020	14,133,000	2,906
5-Year U.S. Treasury Note Future	116	9/30/2020	14,572,500	16,386
U.S. Treasury Long Bond Future	16	9/21/2020	2,851,000	10,536
Total Treasury Futures			35,866,953	41,293

Total Futures Contracts			$41,833,526	$341,474

The average monthly notional value of futures contracts and futures contracts sold short during the year ended May 31, 2020 was $39,777,756 and ($67,440), respectively. As of May 31, 2020, the Fund did not hold futures contracts sold short.

See accompanying notes to financial statements.

8

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2020
ASSETS
Investments in securities:
At cost	$67,521,618
At value* (Note 2)	$69,340,531
Cash (Note 2)	8,460,870
Margin deposits for futures contracts (Note 2)	2,018,174
Variation margin receivable (Notes 2 and 5)	103,855
Receivable for capital shares sold	7,682,814
Dividends and interest receivable	11,024
Other assets	15,009
Total assets	87,632,277

LIABILITIES
Payable for return of collateral received for securities on loan (Note 6)	5,589,320
Payable for investment securities purchased	212,146
Payable to Adviser (Note 4)	34,904
Payable to administrator (Note 4)	11,810
Other accrued expenses	11,169
Total liabilities	5,859,349

NET ASSETS	$81,772,928

NET ASSETS CONSIST OF:
Paid-in capital	$81,581,955
Accumulated earnings	190,973
NET ASSETS	$81,772,928

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,898,015

Net asset value, offering price and redemption price per share (Note 2)	$10.35

*	Includes value of securities on loan.
See accompanying notes to financial statements.

9

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENT OF OPERATIONS For the Year Ended May 31, 2020
INVESTMENT INCOME
Dividends	$2,087,395
Interest	6,083
Securities lending income (Note 6)	119,113
Total investment income	2,212,591

EXPENSES
Investment advisory fees (Note 4)	688,052
Administration fees (Note 4)	72,564
Fund accounting fees (Note 4)	37,255
Registration and filing fees	32,952
Legal fees	23,269
Trustees’ fees and expenses (Note 4)	19,909
Transfer agent fees (Note 4)	18,000
Audit and tax services fees	17,600
Custody and bank service fees	13,044
Compliance fees (Note 4)	12,000
Printing of shareholder reports	7,613
Postage and supplies	5,127
Insurance expense	4,289
Other expenses	16,390
Total expenses	968,064
Less fee reductions by the Adviser (Note 4)	(251,041)
Net expenses	717,023

NET INVESTMENT INCOME	1,495,568

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gains (losses) from:
Investments	(3,214,366)
Futures contracts (Note 5)	2,547,521
Long-term capital gain distributions from regulated investment companies	82
Net change in unrealized appreciation (depreciation) on:
Investments	1,717,300
Futures contracts (Note 5)	273,649
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FUTURES CONTRACTS	1,324,186

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,819,754

See accompanying notes to financial statements.

10

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2020	Year Ended May 31, 2019
FROM OPERATIONS
Net investment income	$1,495,568	$1,321,049
Net realized gains (losses) from:
Investments	(3,214,366)	(151,065)
Futures contracts (Note 5)	2,547,521	1,249,961
Long-term capital gain distributions from regulated investment companies	82	—
Net change in unrealized appreciation (depreciation) on:
Investments	1,717,300	418,821
Futures contracts (Note 5)	273,649	(24,123)
Net increase in net assets resulting from operations	2,819,754	2,814,643

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(3,699,999)	(1,288,584)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	60,584,918	9,621,109
Net asset value of shares issued in reinvestment of distributions to shareholders	2,322,824	859,862
Payments for shares redeemed	(33,522,882)	(7,172,521)
Net increase in net assets from capital share transactions	29,384,860	3,308,450

TOTAL INCREASE IN NET ASSETS	28,504,615	4,834,509

NET ASSETS
Beginning of year	53,268,313	48,433,804
End of year	$81,772,928	$53,268,313

CAPITAL SHARE ACTIVITY
Shares sold	5,832,350	965,556
Shares issued in reinvestment of distributions to shareholders	224,070	87,324
Shares redeemed	(3,347,977)	(723,313)
Net increase in shares outstanding	2,708,443	329,567
Shares outstanding at beginning of year	5,189,572	4,860,005
Shares outstanding at end of year	7,898,015	5,189,572

See accompanying notes to financial statements.

11

WAVELENGTH INTEREST RATE NEUTRAL FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016
Net asset value at beginning of year	$10.26	$9.97	$9.99	$9.54	$10.09

Income (loss) from investment operations:
Net investment income	0.22	0.27	0.22	0.20	0.21
Net realized and unrealized gains (losses) on investments and futures contracts	0.38	0.28	(0.03)	0.45	(0.56)
Total from investment operations	0.60	0.55	0.19	0.65	(0.35)

Less distributions:
From net investment income	(0.23)	(0.26)	(0.21)	(0.20)	(0.20)
From net realized gains	(0.28)	—	—	—	—
Total distributions	(0.51)	(0.26)	(0.21)	(0.20)	(0.20)

Net asset value at end of year	$10.35	$10.26	$9.97	$9.99	$9.54

Total return (a)	5.92%	5.68%	1.95%	6.83%	(3.37%)

Net assets at end of year (000’s)	$81,773	$53,268	$48,434	$21,391	$16,761

Ratios/supplementary data:
Ratio of total expenses to average net assets (b)	1.34%	1.41%	1.55%	1.85%	2.00%
Ratio of net expenses to average net assets (b) (c)	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets (b) (c) (d)	2.07%	2.65%	2.17%	2.01%	2.16%
Portfolio turnover rate	52%	20%	9%	53%	103%

(a)

Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses.

(b)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.
(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(d)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying investment companies in which the Fund invests.
See accompanying notes to financial statements.

12

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2020

1. Organization

Wavelength Interest Rate Neutral Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek total return.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities and futures valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Exchange-traded funds (“ETFs”) are valued at the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Investments representing shares of money market funds and other open-end investment companies, except for ETFs, are valued at their net asset value (“NAV”) as reported by such companies. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. The Fund values its exchange-traded futures contracts at their last sale price as of the close of regular trading on the NYSE. Prices for these futures contracts are monitored daily by Wavelength Capital Management, LLC (the “Adviser”) until the close of regular trading to determine if fair valuation is required.

When using a quoted price and when the market for the security is considered active, a security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value pursuant to the procedures adopted by and under the general supervision of the Trust’s Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

13

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Exchange-Traded Funds	$51,208,575	$—	$—	$51,208,575
Money Market Funds	12,542,636	—	—	12,542,636
Collateral for Securities Loaned *	—	—	—	5,589,320
Total	$63,751,211	$—	$—	$69,340,531
Other Financial Instruments
Futures Contracts	$341,474	$—	$—	$341,474

*

Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value heirarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value heirarchy to the amounts presented on the Statement of Assets and Liabilities.

The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended May 31, 2020. Other Financial Instruments are future contracts which are valued at the unrealized appreciation as of May 31, 2020.

Cash account – The Fund’s cash is held in a bank account with balances which, at times, may exceed United States federally insured limits by the Federal Deposit Insurance Corporation. The Fund maintains these balances with a high-quality financial institution and may incur charges on cash overdrafts.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

14

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income on a quarterly basis and any net realized capital gains at least annually. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended May 31, 2020 and 2019 was as follows:

Year Ended	Ordinary Income	Tax-Exempt Distributions	Long-Term Capital Gains	Total Distributions
5/31/2020	$2,317,659	$82,679	$1,299,661	$3,699,999
5/31/2019	$1,288,584	$—	$—	$1,288,584

Futures contracts – The Fund uses futures contracts to gain exposure to or to hedge against changes in the value of equities, real estate, interest rates or commodities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When the Fund purchases or sells a futures contract, no price is paid to or received by the Fund. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 10% of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The margin deposits for futures contracts and the variation receivable/payable are reported on the Statement of Assets and Liabilities.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

15

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2020:

Tax cost of portfolio investments	$69,463,137
Gross unrealized appreciation	$1,478,955
Gross unrealized depreciation	(1,601,561)
Net unrealized depreciation	(122,606)
Undistributed ordinary income	496,242
Accumulated capital and other losses	(182,663)
Total accumulated earnings	$190,973

The value of the federal income tax cost of portfolio investments may temporarily differ from the financial statement cost. This book/tax difference is due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily the tax deferral of losses on wash sales, the tax treatment of realized and unrealized gains and losses on futures contracts and adjustments to basis on publicly traded partnerships.

Capital losses incurred after October 31, 2019 are deemed to arise on the first day of the Fund’s next taxable year. For the year ended May 31, 2020, the Fund intends to defer $182,663 of post-October capital losses to June 1, 2020 for income tax purposes.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended May 31, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $35,138,485 and $27,138,204, respectively.

16

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “ELA”), the Adviser has agreed, until October 1, 2025, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividends expenses on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the Fund’s average daily net assets. During the year ended May 31, 2020, the Adviser reduced its investment advisory fees by $251,041.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided that the recoupments do not cause total annual operating expenses of the Fund to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of May 31, 2020, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements in the amount of $637,776 no later than the dates as stated below:

May 31, 2021	May 31, 2022	May 31, 2023	Total
$175,345	$211,390	$251,041	$637,776

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

17

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of May 31, 2020, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
National Financial Services, LLC (for the benefit of its customers)	38%

A shareholder owning of record or beneficially 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivatives Transactions

The Fund’s positions in derivative instruments as of May 31, 2020 are recorded in the following location on the Statement of Assets and Liabilities:

Derivative Investment Type	Location
Futures contracts	Variation margin receivable

The following table sets forth the values of variation margin of the Fund as of May 31, 2020:

	Variation Margin
Type of Derivative and Risk	Receivable	(Payable)	Total
Asset Derivatives
Futures contracts
Commodity	$10,170	$—	$10,170
Index	32,795	—	32,795
Treasury	60,890	—	60,890
Total	$103,855	$—	$103,855

18

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund’s transactions in derivative instruments during the year ended May 31, 2020 are recorded in the following locations on the Statement of Operations:

Derivative Investment Type	Location
Futures contracts	Net realized gains from futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Fund’s net realized gains and net change in unrealized appreciation (depreciation) on derivative instruments recognized on the Statement of Operations during the year ended May 31, 2020:

Type of Derivative and Risk	Net Realized Gains	Net Change in Unrealized Appreciation (Depreciation)
Futures contracts
Commodity	$121,169	$13,943
Index	138,547	417,241
Treasury	2,287,805	(157,535)
Total	$2,547,521	$273,649

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral securities and securities collateral on a counterparty basis.

19

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

As of May 31, 2020, the offsetting of financial assets and derivative assets is as follows:

Description	Gross Amounts of Recognized Assets not Offset on Statement of Assets and Liabilities	Gross Amounts of Recognized Liabilities not Offset on Statement of Assets and Liabilities	Derivatives Available for Offset	Net Amounts of Assets Presented on Statement of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin receivable -
futures contracts	$103,855	$—	$—	$103,855	$—	$103,855
Variation margin payable -
futures contracts	—	—	—	—	—	—
Total subject to a master netting or similar arrangement	$103,855	$—	$—	$103,855	$—	$103,855

6. Securities Lending

Under the terms of the securities lending agreement with U.S. Bank National Association (“U.S. Bank”), U.S. Bank is authorized to loan securities on behalf of the Fund to approved borrowers. The contractual maturity of securities lending transactions are on an overnight and continuous basis. In exchange, the Fund receives cash collateral in the amount of at least 102% of the value of the securities loaned. Any collateral shortfalls due to changes in security market prices are adjusted the next business day. The cash collateral is invested in a short-term investment instrument as noted on the Fund’s Schedule of Investments. As of May 31, 2020, the Fund had 6.8% of its net assets invested in this short-term investment instrument for securities lending purposes. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Fund from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to borrowers, the Fund retains a portion of its net securities lending income and pays U.S. Bank the remaining portion. The Fund manages credit exposure arising from the these lending transactions by, in appropriate circumstances entering into a Securities Lending Agreement with U.S. Bank that provides the Fund, in the event of default (such as bankruptcy or borrower’s failure to pay or perform), the right to net rights and obligations under such agreements and liquidate and set off collateral against the net amount owed to the Fund. As of May 31, 2020, the fair value of securities on loan and the collateral held were $5,484,403 and $5,589,320, respectively.

20

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Certain Investments and Risks

The securities in which the Fund invests, as well as the risks associated with these securities, are described in the Fund’s prospectus. Among these risks are those associated with investments in shares of ETFs. ETFs issue their shares to authorized participants in return for a specific basket of securities. The authorized participants then sell the ETF’s shares on the secondary market. In other words, ETF shares are traded on a securities exchange based on their market value. Investments in ETFs are subject to the risk that the ETF’s shares may trade at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risk that the Fund receives less than NAV when selling an ETF) to the ETF’s NAV. Investments in ETFs are also subject to index-tracking risk because the total return generated by the securities will be reduced by transaction costs and expenses not incurred by the indices. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track its applicable index or match the index’s performance. To the extent that the Fund invests in an ETF, the Fund incurs additional expenses because the Fund bears its pro-rata portion of such ETF’s advisory fees and operational expenses. Finally, ETF shares are also subject to the risks applicable to the underlying basket of securities. As of May 31, 2020, the Fund had 62.7% of the value of its net assets invested in ETFs.

8. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except for the following:

On June 30, 2020, the Fund paid an ordinary income dividend of $0.0239 per share to shareholders of record on June 29, 2020.

21

WAVELENGTH INTEREST RATE NEUTRAL FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Wavelength Interest Rate Neutral Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wavelength Interest Rate Neutral Fund, a series of shares of beneficial interest in Ultimus Managers Trust (the “Fund”), including the schedule of investments and schedule of futures contracts, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers. Our

22

WAVELENGTH INTEREST RATE NEUTRAL FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania
July 23, 2020

23

WAVELENGTH INTEREST RATE NEUTRAL FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2019) and held until the end of the period (May 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

24

WAVELENGTH INTEREST RATE NEUTRAL FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,011.90	$4.98
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.05	$5.00

*

Expenses are equal to the Fund’s annualized net expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-866-896-9292. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended May 31, 2020, the Fund designated $1,299,661 as long-term capital gain distributions and $82,679 as tax-exempt distributions.

Qualified Dividend Income – The Fund designates 2.04% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year ended May 31, 2020, 1.87% of ordinary income dividends qualifies for the corporate dividends received deduction.

25

WAVELENGTH INTEREST RATE NEUTRAL FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	17	Interested Trustee of Capitol Series Trust (17 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	17	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	17	None

26

WAVELENGTH INTEREST RATE NEUTRAL FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	17	None
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	17	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	17	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

27

WAVELENGTH INTEREST RATE NEUTRAL FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

VP, Senior Legal Counsel of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)

28

WAVELENGTH INTEREST RATE NEUTRAL FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)

AVP, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Office and CCO at Miles Capital, Inc. (June 2013 to December 2019)

Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013-2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-896-9292.

29

KARNER BLUE ANIMAL IMPACT FUND

Investor Class (KAIAX)

Institutional Class (KAIIX)

ButterflyTM Class (KAIBX)

Annual Report

May 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-855-KBANIML (855-522-6465) or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-855-KBANIML (855-522-6465). If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

KARNER BLUE ANIMAL IMPACT FUND
LETTER TO SHAREHOLDERS (Unaudited)	June 30, 2020

Dear Shareholder,

First, on behalf of all of us at Karner Blue Capital®, we want to express our deepest sympathy for the suffering of those people whose lives have been impacted and disrupted by COVID-19, and our profound gratitude to all of the front-line workers valiantly fighting to contain the spread of the disease. Since our last report to you, tens of thousands of our fellow citizens have had their lives tragically cut short, and the world has had its day to day reality upended, by a zoonotic virus that is believed to have jumped from pangolins or bats to humans at a “wet market”. In these “wet markets” live animals are held, slaughtered and sold in densely packed, high-stress, unsanitary and poorly regulated conditions. This pandemic demonstrates the absolute necessity of the work done, and the investments made, by Karner Blue Capital and its investors.

Notably, the emergence and spread of a pandemic like the one we are experiencing was foreseen by experts. A derivative of reckless animal handling and consumption practices, the viral transmission demonstrates the depth of the interconnectivity between human beings, animals, and the health of our planet. While recent efforts to shut down or regulate “wet markets” will help mitigate the risks associated with one set of dangerous human-animal interactions, there are many other links between humans and potential infectious diseases that are related directly to the actions of corporations. The industrial and agricultural links between infectious diseases, like COVID-19, and humanity’s disregard of animal welfare and the destruction of animal habitats, can take many forms. Here are just a few examples that demonstrate the risk factors created by enterprise and humanity which demand our monitoring and attention:

●

The use of antibiotics in many meat production facilities to mitigate the spread of disease in overcrowded, unsanitary farm animal living environments could give rise to an antibiotic-resistant “superbug”.

●

The demand for exotic animals as pets and the use of animals for entertainment, food, trophy hunting, apparel, and personal products increases contact between humans and wild animals and creates opportunities for zoonotic transmissions.

●

The bushmeat trade, facilitated by the clearing of dense woodlands by industries such as mining and agriculture, claims the lives of hundreds of millions of wild animals each year and results in human contact with unknown viruses and bacteria. The bushmeat trade is believed to be how Ebola was transmitted to humans.

●

The loss of natural habitats through deforestation and development, as a result of palm oil production, logging, cattle ranching, and utility expansion, increases contact between humans and wildlife and facilitates the spread of zoonotic transmissions. Research indicates that up to 60% of new infectious diseases in humans originated in animals and one in three new outbreaks are related to deforestation and other land-use changes.[1]

[1]

Zimmer, Katarina. “Deforestation is leading to more infectious diseases in humans”, National Geographic, November 22, 2019, https://webcache.googleusercontent.com/search?q=cache:nED-ykI0I9QJ:https://www.nationalgeographic.com/science/2019/11/deforestation-leading-to-more-infectious-diseases-in-humans/+&cd=1&hl=en&ct=clnk&gl=us.

●

Climate change, fueled by industrial and agricultural greenhouse gas emissions, wreaks havoc with ecosystems and animal migration patterns. It also creates conditions that are ripe for the introduction of new pathogens, and potentially allows existing diseases, such as malaria, dengue fever and Lyme disease, to spread even further as mosquitoes and ticks carrying those diseases expand their ranges.

KBC’s proprietary research process seeks to identify those companies that are leading their industries in key performance indicators focused on animal welfare, biodiversity protection, and climate change mitigation. It is not an accident that those indicators that prioritize nature and environmental protection also mitigate pandemic risk. The accelerating interconnectivity between humans and animals is rapidly becoming the central issue of our time as our resource hungry world becomes more populated and increasingly encroaches on animal habitats.

In evaluating these indicators, KBC research analysts utilize a rigorous, data-driven process that assesses the animal-impact performance of companies relative to their peers. Our work has led us to focus on the following 14 industries that have direct animal impacts: (i) Food and Agriculture, (ii) Retail, (iii) Chemicals, (iv) Construction, (v) Pharmaceuticals, (vi) Household and Personal Products, (vii) Travel and Leisure, (viii) Waste and Wastewater, (ix) Utilities, (x) Paper and Forest, (xi) Metals and Mining, (xii) Textiles and Apparel, (xiii) Oil and Gas, and (xiv) Renewable Energy. Companies that promote animal welfare outside of their normal business operations are also considered. These companies, aptly named “opportunity” companies, find opportunities to deploy their products and services in innovative ways to help animals and provide for their health and wellbeing. Karner Blue Capital then uses fundamental security analysis, in combination with its animal welfare research, to determine the Fund’s final composition and allocations, actively seeking the transformative companies of tomorrow for you to invest in today.

PERFORMANCE

On a net basis, the Karner Blue Animal Impact Fund ButterflyTM Class outperformed its primary benchmark by 342 basis points for the period commencing with the Fund’s inception on September 17, 2019 through the end of the fiscal year on May 31, 2020. During the fiscal year, the Fund had only two full operating quarters and in each period the Fund’s Butterfly Class outperformed its primary benchmark, the Morningstar Developed Markets NR Index (the “Morningstar Index”), by 200 basis points or more after underperforming the Morningstar Index during the Fund’s inaugural fiscal quarter.

	Total Return Inception Through 11/30/19	Total Return 12/1/19 Through 2/29/20	Total Return 3/1/20 Through 5/31/20	Total Return Since Inception (9/17/19)
Karner Blue Animal Impact Fund
Investor Class	3.30%	-4.59%	2.74%	1.26%
Institutional Class	3.30%	-4.49%	2.84%	1.46%
ButterflyTM Class	3.40%	-4.55%	2.84%	1.50%
Morningstar Developed Markets NR Index	4.48%	-6.55%	0.45%	-1.92%

Source: Ultimus Fund Solutions, LLC

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information, and it should be read carefully before investing. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance information or to obtain a prospectus, visit www.animalimpactfund.com or call 1-855-KBANIML (855-522-6465).

Karner Blue Capital manages the Fund using a Quality at a Reasonable Price (QARP) investment strategy where the quality of a given company is assessed with a focus on balanced growth, profitability, and balance sheet characteristics. Given the staggering scope of the economic disruption caused by the COVID 19 health crisis and the uncertainty surrounding its resolution, KBC is actively seeking opportunities to allocate a greater portion of the Fund’s assets to those companies with stronger balance sheets. Simultaneously, we are evaluating industries with a focus on those that may face extended headwinds even if the crisis proves to be relatively short-lived.

While the Fund’s investment strategy is sector agnostic, the biodiversity focus of the Fund tends to skew sector exposures toward those industries where the scope of animal impacts is greatest. Since inception, the Fund has had notable overweights to the Basic Materials and Consumer Defensive sectors, while being underweight to the Financial Services sector. We expect these sector allocations to continue into the next fiscal year, which could have a material effect on the Fund’s performance. Overall, the Fund’s sector exposures during the fiscal year benefitted Fund performance. However, the key driver of the Fund’s outperformance relative to the Morningstar Index was strong stock selection, especially in the Basic Materials sector. Fortescue Metals Group Ltd. and two gold mining companies – Newmont Corp. and Barrick Gold Corp. – are three companies in the Basic Materials sector that made significant contributions during the fiscal year.

The Fund’s position in Tesla, Inc. was the top performing holding of the fiscal year. Innovation is at the very core of Tesla’s culture and is enabling the company to disrupt the automotive industry as its competitors struggle to transform their businesses. Tesla’s laser focus on electrification and battery design – both for vehicles and stationary power units – has enabled the company to excel in delivering products that the world needs to transition to a sustainable energy future. Last year, Tesla introduced its Megapack product, which scales up the company’s Powerpack and Powerwall energy storage technology for use by utilities. In June 2020, Tesla announced that it was selected to construct a massive Megapack in Ventura County, California, replacing plans for the construction of a new gas-fired power plant that was intended to meet peak power demand. Instead, energy will be stored at the new Megapack facility and released to the electricity grid as needed. As the cost of renewable energy sources such as wind and solar power declines, energy storage technology becomes increasingly important. Tesla is solving that problem while striving to help us all meet the goal of the Paris Climate Accord to hold the global average temperature increase to well below 2°C above preindustrial levels. We agree with Tesla’s CEO, Elon Musk, that “[t]he fundamental purpose, the fundamental good that Tesla provides, is accelerating the advent of sustainable transport and energy production…[It’s] very important for the future of the world…It’s very important for all life on Earth.”

The Fund’s position in NVIDIA Corp. was the second best performing holding during the fiscal year. NVIDIA has a strong and growing datacenter business, supported by its recent release of its A100 Tensor Core Graphics Processing Unit (GPU) and the related Ampere GPU architecture, which are products that enable the company’s clients to perform the most challenging computing tasks through the application of artificial intelligence (AI), advanced data analytics and high-performance computing. These technological capabilities are also what make the company very compelling from the perspective of biodiversity preservation. NVIDIA’s GPU-accelerated deep learning AI infrastructure has been used by researchers to identify tree species in Peru’s forests with similar survival strategies, enabling them to map 36 distinct forest types even though the Peruvian government and most researchers thought there were only three. The resulting detailed forest maps have enabled Peru and local governments to position national parks where they will be able to protect the most species per acre, which advances the country’s ability to save natural animal habitats and curb climate change. NVIDIA’s AI computing power has also enabled the analysis of images of wild animal footprints to identify and monitor endangered species as well as the processing of real-time video and infrared imagery taken by drones to combat wildlife poaching.

Australian iron ore miner, Fortescue Metals Group Ltd., was the Fund’s largest position during most of the fourth fiscal quarter and the Fund’s third best performing position during the fiscal year. Fortescue’s H1/2020 revenues surged 83 percent YOY to $6.5 billion and its net after-tax profit nearly quadrupled to $2.46 billion, underpinned by firm iron ore prices and the company’s highest ever iron ore production and shipments. Although numerous wildlife species are affected by the company’s operations, Fortescue treats wildlife protection as a priority. Fortescue discloses all significant animal species in the vicinity of its four Australian mines and has disclosed a 100+ page “Conservation Significant Fauna Management Plan (FMP),” which details its extensive monitoring and support of fauna. According to Fortescue, “[t]he primary objectives of the FMP are to identify impacts, conserve significant fauna species and develop management and monitoring measures that maximize the ongoing protection, and long-term conservation, of these species within, and adjacent to Fortescue controlled sites. A similar focus is applied to understanding inland aquatic features adjacent to its operations.” The FMP provides complete maps that reveal the precise location of wildlife habitats in relation to Fortescue’s operations with an especially strong emphasis on certain species such as the night parrot, northern quoll, and Pilbara olive python. Fortescue also implements various monitoring techniques and technologies to collect information on biodiversity. For example, its monitoring of night parrots utilizes point monitoring, bird calling, sniffing dogs and motion cameras, or “camera traps,” which is the most common of these techniques. Fortescue’s monitoring systems break down individual and biometric data of the animals, including sex, body measurements, health, breeding statuses, and reproductive conditions, as well as habitat characteristics, meteorological data, and environmental threats. Fortescue operates in Australia’s Pilbara region, home to approximately 3,000 subterranean fauna species. Since 2009, Fortescue has conducted 17 complex surveys of these fauna and undertaken DNA analyses to preserve fauna under the earth’s surface. All this knowledge allows Fortescue to manage fauna in a progressive manner, modeling corporate behavior that other companies in the industry should replicate. Fortescue has also donated $2.5 million to fund biodiversity protection initiatives at the Fortescue Marsh, a wetland of national significance just south of Fortescue’s Cloudbreak and Christmas Creek mines in the Pilbara region.

The Fund’s exposure to the European banking sector was the key detractor during the fiscal year with BNP Paribas S.A., the largest French bank, ING Groep N.V., the largest Dutch bank, and Credit Suisse Group AG, the second largest Swiss bank, being the first, second and third worst performing holdings, respectively. As the European Central Bank pushed its key deposit rate deeper into negative territory following the onset of COVID-19, profitability forecasts for Europe’s banks were slashed, prompting BNP Paribas S.A. and ING Groep N.V. to cancel or suspend their 2019 dividends. The uncertain outlook for the COVID-19 timeline increased expectations that banks will be squeezed by declining top line revenue and rising credit losses, which drove ROE estimates sharply lower and weighed on share prices. Both banks have worked to navigate a challenging business environment by increasing their loan loss reserves while attempting to mitigate the financial stress experienced by their clients and continuing to execute on innovative financing transactions. BNP closed on a corporate revolving credit facility for Brookfield Renewable Partners that lowers the cost of the debt as Brookfield expands its renewable and clean electricity generating capacity to meet pre-determined CO2 emissions avoidance levels. ING acted as the bookrunner for Europe’s first COVID-19-related bond issuance to finance and refinance loans to French public hospitals for research, training, and health support that benefit vulnerable populations. BNP has also developed a detailed policy to guide its investment and financing activities in the palm oil, wood pulp and agriculture sectors. The agriculture policy establishes criteria that addresses, among other things, (i) ecosystem and biodiversity, (ii) water use and water pollution, (iii) GHG emissions, (iv) use of agrochemicals, and (v) animal welfare. More recently, BNP accelerated its timeline for a full exit from the coal industry by expanding to all OECD countries its target to end the use of coal by its electricity-producing customers by the end of 2030 and no longer accepting any new customers with a coal-related revenue share in excess of 25 percent. ING similarly has statements on its website that address, among other things, (i) biodiversity, (ii) climate, (iii) deforestation, (iv) energy, (v) the extractives industry, (vi) fisheries, (vii) palm oil, (viii) plastics and (ix) animal welfare.2 In 2016, ING was recognized with a Compassionate Business Award by PETA for refraining from financing “tests on animals for cosmetics, the use of endangered species for commercial purposes, experiments on nonhuman primates or endangered species, bullfights or any type of animal fights for entertainment, fur farms, or the trade and manufacture of fur products, among other practices.” Furthermore, ING encourages clients in the animal husbandry sector to manage their animals in line with the Five Freedoms, to seek continuous improvement related to transport and stewardship, and to generally strive to achieve animal welfare best practices.

OUTLOOK

From the perspective of economic fundamentals, the period since the Fund’s inception has been dominated by the shutdown of economies across the developed markets as countries attempted to reduce the number of COVID-19 infections and avoid overwhelming their hospital systems. This year the U.S. economy has lost as many as 40 million jobs and commenced a recessionary period that ended the longest economic expansion in U.S. history, which prompted the Federal Reserve to launch unprecedented support for the financial markets. The combined total of the Federal Reserve quantitative easing programs and U.S. fiscal stimulus topped $6 trillion. Many European countries

[2]	“Our Stance.” ING Sustainability, ING Bank N.V., https://www.ing.com/Sustainability/Our-Stance.htm.

also adopted fiscal stimulus packages of their own as the European Central Bank pushed its key deposit rate into negative territory and embarked on its own quantitative easing program. At the end of the fiscal year the European Union bolstered these efforts with an additional €750 billion fiscal stimulus plan. The massive amounts of additional liquidity helped the equity markets to find a bottom in late March 2020 and provided fuel for a sharp rebound in April and May.

We believe that the economic disruptions triggered by COVID-19 have unleashed a period of corporate transformation and innovation that have caused the economic outlook and financial outlook to diverge. With respect to the economy, the outlook provided by Federal Reserve Chairman Jerome Powell on June 10, 2020 seems like a reasonable outcome to us. Chairman Powell indicated that the Federal Reserve sees a “long road to recovery” and that interest rates will remain low through 2022. Due to the fragility of the economy, the Fed expects that it will continue to provide quantitative easing of at least $120 billion per month. As most small- and medium-sized businesses struggle to navigate the new normal, and many retrench or fail, the Federal Reserve forecast anticipates a soft labor market over the medium-term with median unemployment rates of 9.5 percent in 2020, 6.5 percent in 2021 and 5.5 percent in 2022. Reduced disposable income together with the debt overhang from rent, mortgage and personal credit line deferrals, along with an increased desire to build “rainy day funds” to help weather future economic crises, will likely dampen consumer demand over the medium-term. With consumer spending having accounted for approximately 70 percent of U.S. GDP prior to COVID-19 and state and local government budgets having been decimated by the shutdown, it seems unlikely that the resulting demand shock will be offset by increased investment spending and/or net exports.

On the other hand, we think that the outlook for the financial markets is not nearly as gloomy. Many larger companies are taking advantage of the upheaval wrought by COVID-19 to nimbly implement, in a matter of months, transformations that were previously planned to occur over the course of several years. While these companies are navigating an extremely challenging short-term business environment, over the medium-term the efficiencies they are introducing into their business operations together with the soft labor market and low non-food inflation should result in increased margins and improved profitability even if they are not able to exercise any pricing power due to weak top line revenues. At the same time COVID-19 is stress testing companies like never before and those that survive and reinvent themselves will, in many cases, emerge from this crisis as even stronger companies – in the words of Friedrich Nietzsche, “[t]hat which does not kill us, makes us stronger” – and those stronger companies may command higher market valuations. Moreover, in 2021, year-over-year comparisons should appear considerably better due to the economic destruction that COVID-19 has caused this year. In the interim, the markets will likely be caught in a tug of war between fears over spiking COVID-19 infections as economies reopen and exuberance over the possible arrival of therapeutics and vaccines to battle the disease.

Given this outlook, the portfolio reallocation that we completed in April marginally increased exposure to cyclical stocks and reduced exposure to defensive stocks. In particular, allocations to the Consumer Staples and Utilities sectors were trimmed to increase exposure to the Financials, Industrials, and Materials sectors, which generally moved the sector allocations closer to those of the Morningstar Index. In making these adjustments we continued to implement our Quality at a Reasonable Price (QARP) investment strategy and remained keenly alert for opportunities to allocate a greater portion of the Fund’s assets to those companies with stronger balance sheets.

CONCLUSION

On behalf of the animals and the entire Karner Blue Capital team we thank you for your investment in the Karner Blue Animal Impact Fund and look forward to working together to realize a more sustainable and ethical future.

Sincerely,

Vicki L. Benjamin	Andrew K. Niebler
President & Co-Founder	Executive Vice President & Co-Founder
Karner Blue Capital, LLC	Karner Blue Capital, LLC

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-855-KBANIML (855-522-6465).

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.animalimpactfund.com or call 1-855-KBANIML (855-522-6465) and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Karner Blue Animal Impact Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of May 31, 2020, please see the Schedule of Investments section of the Annual Report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

KARNER BLUE ANIMAL IMPACT FUND
PERFORMANCE INFORMATION
May 31, 2020 (Unaudited)

Comparison of the Change in Value of a $2,000,000 Investment in
Karner Blue Animal Impact Fund - Butterfly™ Class (a) (since inception on 09/17/2019) versus the Morningstar Developed Markets NR Index

Total Returns (b) (for the period ended May 31, 2020)
Since Inception (09/17/2019)
Karner Blue Animal Impact Fund - Investor Class	1.26%
Karner Blue Animal Impact Fund - Institutional Class	1.46%
Karner Blue Animal Impact Fund - Butterfly™ Class	1.50%
Morningstar Developed Markets NR Index (c)	(1.92%)

(a)

The line graph above represents performance of the Butterfly™ Class only, which will vary from the performance of the Investor Class and Institutional Class based on the difference in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)

The Morningstar Developed Markets NR Index measures the performance of developed regional markets targeting the top 97% of stocks by market capitalization. This index does not incorporate Environmental, Social, or Governance (ESG) criteria. The Index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its return is not indicative of the performance of any specific investment.

KARNER BLUE ANIMAL IMPACT FUND
PORTFOLIO INFORMATION
May 31, 2020 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Equity Holdings
Security Description	% of Net Assets
Fortescue Metals Group Ltd. - ADR	2.2%
Intel Corporation	2.1%
Newmont Corporation	1.8%
Roche Holding AG - ADR	1.8%
Bristol-Myers Squibb Company	1.7%
Beyond Meat, Inc.	1.7%
Walt Disney Company (The)	1.7%
Sprouts Farmers Market, Inc.	1.7%
NVIDIA Corporation	1.7%
Barrick Gold Corporation	1.6%

KARNER BLUE ANIMAL IMPACT FUND SCHEDULE OF INVESTMENTS May 31, 2020
COMMON STOCKS — 95.8%	Shares	Value
Communication Services — 3.2%
Entertainment — 1.7%
Walt Disney Company (The)	905	$106,157

Interactive Media & Services — 1.5%
Alphabet, Inc. - Class A (a)	65	93,179

Consumer Discretionary — 10.0%
Automobiles — 1.3%
Tesla, Inc. (a)	98	81,830

Hotels, Restaurants & Leisure — 1.3%
Cheesecake Factory, Inc. (The)	1,155	24,809
Chipotle Mexican Grill, Inc. (a)	57	57,223
		82,032
Household Durables — 0.7%
Sony Corporation - ADR	690	44,684

Internet & Direct Marketing Retail — 0.9%
PetMed Express, Inc.	1,550	55,955

Specialty Retail — 1.5%
Hennes & Mauritz AB - ADR	12,535	36,978
Industria de Diseno Textil S.A. - ADR	3,900	54,347
		91,325
Textiles, Apparel & Luxury Goods — 4.3%
Adidas AG - ADR (a)	646	86,034
Levi Strauss & Company - Class A	5,270	71,092
NIKE, Inc. - Class B	725	71,471
VF Corporation	675	37,868
		266,465
Consumer Staples — 17.4%
Food & Staples Retailing — 3.0%
Sprouts Farmers Market, Inc. (a)	4,105	103,159
Tesco plc - ADR	6,368	53,873
Walmart, Inc.	225	27,913
		184,945

KARNER BLUE ANIMAL IMPACT FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.8% (Continued)	Shares	Value
Consumer Staples — 17.4% (Continued)
Food Products — 9.4%
Associated British Foods plc - ADR	1,330	$30,191
Beyond Meat, Inc. (a)	840	107,763
Conagra Brands, Inc.	2,285	79,495
Danone S.A. - ADR (a)	3,535	48,359
General Mills, Inc.	990	62,410
Hershey Company (The)	430	58,342
Ingredion, Inc.	1,130	95,180
Kellogg Company	815	53,228
Nestlé S.A. - ADR	495	53,475
		588,443
Household Products — 2.3%
Colgate-Palmolive Company	745	53,886
Henkel AG & Co. KGaA - ADR (a)	2,035	41,097
Procter & Gamble Company (The)	400	46,368
		141,351
Personal Products — 2.7%
Estée Lauder Companies, Inc. (The) - Class A	328	64,770
L’Oréal S.A. - ADR (a)	960	56,016
Unilever plc - ADR	900	48,645
		169,431
Energy — 4.0%
Oil, Gas & Consumable Fuels — 4.0%
Equinor ASA - ADR	4,499	65,640
Repsol S.A. - ADR	5,099	47,727
Royal Dutch Shell plc - Class B - ADR	1,345	40,942
Total S.A. - ADR	2,535	95,265
		249,574
Financials — 4.9%
Banks — 3.1%
Bank of Montreal	880	43,393
BNP Paribas S.A. - ADR (a)	3,567	63,992
Citigroup, Inc.	885	42,400
ING Groep N.V. - ADR	6,928	44,201
		193,986
Capital Markets — 1.8%
Credit Suisse Group AG - ADR	6,500	58,890
Goldman Sachs Group, Inc. (The)	260	51,087
		109,977

KARNER BLUE ANIMAL IMPACT FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.8% (Continued)	Shares	Value
Health Care — 11.6%
Biotechnology — 1.9%
AbbVie, Inc.	870	$80,623
Amgen, Inc.	155	35,603
		116,226
Health Care Equipment & Supplies — 1.0%
Medtronic plc	645	63,584

Pharmaceuticals — 8.7%
AstraZeneca plc - ADR	1,615	88,179
Bristol-Myers Squibb Company	1,820	108,690
Merck & Company, Inc.	1,105	89,196
Novo Nordisk A/S - ADR	965	63,632
Roche Holding AG - ADR	2,529	109,632
Sanofi - ADR	1,650	81,032
		540,361
Industrials — 7.1%
Air Freight & Logistics — 0.6%
Deutsche Post AG - ADR (a)	1,175	36,613

Commercial Services & Supplies — 2.5%
Republic Services, Inc.	690	58,967
Waste Management, Inc.	922	98,424
		157,391
Construction & Engineering — 1.5%
Vinci S.A. - ADR	3,883	90,047

Machinery — 1.8%
Pentair plc	1,450	56,753
Xylem, Inc.	815	54,067
		110,820
Professional Services — 0.7%
Stantec, Inc.	1,530	46,007

Information Technology — 12.9%
Communications Equipment — 1.5%
Cisco Systems, Inc.	1,995	95,401

IT Services — 1.1%
International Business Machines Corporation	540	67,446

KARNER BLUE ANIMAL IMPACT FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.8% (Continued)	Shares	Value
Information Technology — 12.9% (Continued)
Semiconductors & Semiconductor Equipment — 4.8%
First Solar, Inc. (a)	1,339	$62,424
Intel Corporation	2,065	129,950
NVIDIA Corporation	290	102,956
		295,330
Software — 3.9%
Microsoft Corporation	505	92,541
Oracle Corporation	745	40,059
SAP SE - ADR	505	64,691
ShotSpotter, Inc. (a)	1,985	46,151
		243,442
Technology Hardware, Storage & Peripherals — 1.6%
Canon, Inc. - ADR	2,555	52,454
FUJIFILM Holdings Corporation - ADR	1,050	48,237
		100,691
Materials — 18.5%
Chemicals — 4.3%
Akzo Nobel N.V. - ADR	2,440	67,149
BASF SE - ADR (a)	4,363	59,293
Ecolab, Inc.	255	54,208
Koninklijke DSM N.V. - ADR	1,020	32,517
Novozymes A/S - ADR	945	51,720
		264,887
Construction Materials — 3.1%
CRH plc - ADR	1,615	51,939
LafargeHolcim Ltd. - ADR (a)	10,502	86,011
Vulcan Materials Company	485	52,535
		190,485
Containers & Packaging — 0.9%
Avery Dennison Corporation	520	57,548

Metals & Mining — 8.7%
Barrick Gold Corporation	4,216	101,184
Fortescue Metals Group Ltd. - ADR	7,455	135,532
Freeport-McMoRan, Inc.	5,696	51,663
Kinross Gold Corporation (a)	8,971	58,760
Newmont Corporation	1,942	113,549
Rio Tinto plc - ADR	1,560	84,115
		544,803

KARNER BLUE ANIMAL IMPACT FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.8% (Continued)	Shares	Value
Materials — 18.5% (Continued)
Paper & Forest Products — 1.5%
Stora Enso Oyj - ADR	3,381	$41,485
UPM-Kymmene Oyj - ADR	1,775	50,907
		92,392
Utilities — 6.2%
Electric Utilities — 3.5%
Exelon Corporation	1,480	56,699
Iberdrola S.A. - ADR	1,135	48,930
Orsted A/S - ADR	1,370	53,759
Red Electrica Corporacion S.A. - ADR	7,075	62,189
		221,577
Multi-Utilities — 0.7%
Veolia Environnement S.A. - ADR	1,917	42,021

Water Utilities — 2.0%
American Water Works Company, Inc.	330	41,910
California Water Service Group	860	40,420
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	4,250	42,627
		124,957

Investments at Value — 95.8% (Cost $5,864,571)		$5,961,363

Other Assets in Excess of Liabilities — 4.2%		261,396

Net Assets — 100.0%		$6,222,759

ADR - American Depositary Receipt.
(a)	Non-income producing security.

See accompanying notes to financial statements.

KARNER BLUE ANIMAL IMPACT FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2020
ASSETS
Investments in securities:
At cost	$5,864,571
At value (Note 2)	$5,961,363
Cash	235,890
Receivable for capital shares sold	350
Receivable for investment securities sold	4,287
Receivable from Adviser (Note 4)	21,564
Dividends and income receivable	12,724
Tax reclaims receivable	1,326
Other assets	15,045
Total assets	6,252,549

LIABILITIES
Payable for investment securities purchased	15,669
Payable to administrator (Note 4)	6,050
Accrued distribution fees (Note 4)	444
Accrued administrative services fees (Note 4)	98
Other accrued expenses	7,529
Total liabilities	29,790

NET ASSETS	$6,222,759

NET ASSETS CONSIST OF:
Paid-in capital	$6,246,501
Accumulated deficit	(23,742)
NET ASSETS	$6,222,759

NET ASSET VALUE PER SHARE:
INVESTOR CLASS
Net assets applicable to Investor Class	$424,750
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	41,971
Net asset value, offering price and redemption price per share (Note 2)	$10.12

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$283,728
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	27,989
Net asset value, offering price and redemption price per share (Note 2)	$10.14

BUTTERFLY™ CLASS
Net assets applicable to Butterfly™ Class	$5,514,281
Butterfly™ Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	543,566
Net asset value, offering price and redemption price per share (Note 2)	$10.14

See accompanying notes to financial statements.

KARNER BLUE ANIMAL IMPACT FUND STATEMENT OF OPERATIONS Period Ended May 31, 2020 (a)
INVESTMENT INCOME
Dividend income	$84,226
Foreign withholding taxes on dividends	(9,890)
Interest	413
Total investment income	74,749

EXPENSES
Fund accounting fees (Note 4)	25,722
Investment advisory fees (Note 4)	25,592
Transfer agent fees (Note 4)	25,400
Legal fees	20,036
Trustees’ fees and expenses (Note 4)	17,258
Administration fees (Note 4)	16,933
Compliance fees (Note 4)	8,467
Registration fees - Investor Class	2,449
Registration fees - Institutional Class	1,162
Registration fees - ButterflyTM Class	1,806
Custody and bank service fees	4,906
Postage and supplies	4,246
Printing of shareholder reports	3,653
Filing fees	3,571
Insurance expense	2,915
Distribution fees - Investor Class (Note 4)	463
Administrative services fees - Institutional Class (Note 4)	98
Federal excise tax	17
Other expenses	11,562
Total expenses	176,256
Less fee reductions and expense reimbursements by Adviser (Note 4)	(144,782)
Less fee waivers by the administrator (Note 4)	(3,400)
Net expenses	28,074

NET INVESTMENT INCOME	46,675

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	(162,339)
Foreign currency transactions	2
Net change in unrealized appreciation (depreciation) on investments	96,792
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(65,545)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,870)

(a)	Represents the period from the commencement of operations (September 17, 2019) through May 31, 2020.

See accompanying notes to financial statements.

KARNER BLUE ANIMAL IMPACT FUND STATEMENT OF CHANGES IN NET ASSETS
Period Ended May 31, 2020 (a)
FROM OPERATIONS
Net investment income	$46,675
Net realized losses from investments and foreign currency transactions	(162,337)
Net change in unrealized appreciation (depreciation) on investments	96,792
Net decrease in net assets resulting from operations	(18,870)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Investor Class	(173)
Institutional Class	(31)
Butterfly™ Class	(4,685)
Decrease in net assets from distributions to shareholders	(4,889)

CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from shares sold	478,670
Net asset value of shares issued in reinvestment of distributions to shareholders	173
Payments for shares redeemed	(50,030)
Net increase in Investor Class net assets from capital share transactions	428,813

Institutional Class
Proceeds from shares sold	303,524
Net asset value of shares issued in reinvestment of distributions to shareholders	31
Payments for shares redeemed	(189)
Net increase in Institutional Class net assets from capital share transactions	303,366

Butterfly™ Class
Proceeds from shares sold	5,513,500
Net asset value of shares issued in reinvestment of distributions to shareholders	4,685
Payments for shares redeemed	(3,846)
Net increase in Butterfly™ Class net assets from capital share transactions	5,514,339

TOTAL INCREASE IN NET ASSETS	6,222,759

NET ASSETS
Beginning of period	—
End of period	$6,222,759

(a)	Represents the period from the commencement of operations (September 17, 2019) through May 31, 2020.

See accompanying notes to financial statements.

KARNER BLUE ANIMAL IMPACT FUND STATEMENT OF CHANGES IN NET ASSETS (Continued)
Period Ended May 31, 2020 (a)
CAPITAL SHARE ACTIVITY
Investor Class
Shares sold	46,943
Shares reinvested	16
Shares redeemed	(4,988)
Net increase in shares outstanding	41,971
Shares outstanding at beginning of period	—
Shares outstanding at end of period	41,971

Institutional Class
Shares sold	28,006
Shares reinvested	3
Shares redeemed	(20)
Net increase in shares outstanding	27,989
Shares outstanding at beginning of period	—
Shares outstanding at end of period	27,989

Butterfly™ Class
Shares sold	543,487
Shares reinvested	438
Shares redeemed	(359)
Net increase in shares outstanding	543,566
Shares outstanding at beginning of period	—
Shares outstanding at end of period	543,566

(a)	Represents the period from the commencement of operations (September 17, 2019) through May 31, 2020.

See accompanying notes to financial statements.

KARNER BLUE ANIMAL IMPACT FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period Ended May 31, 2020 (a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income (b)	0.08
Net realized and unrealized gains on investments and foreign currencies	0.05	(c)
Total from investment operations	0.13

Less distributions from:
Net investment income	(0.01)

Net asset value at end of period	$10.12

Total return (d)	1.26	%(e)

Net assets at end of period (000’s)	$425

Ratios/supplementary data:
Ratio of total expenses to average net assets	7.64	%(f)

Ratio of net expenses to average net assets (g)	1.25	%(f)

Ratio of net investment income to average net assets (g)	1.12	%(f)

Portfolio turnover rate	61	%(e)

(a)	Represents the period from the commencement of operations (September 17, 2019) through May 31, 2020.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)

Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(d)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced fees and reimbursed expenses (Note 4).

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

KARNER BLUE ANIMAL IMPACT FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period Ended May 31, 2020 (a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income (b)	0.12
Net realized and unrealized gains on investments and foreign currencies	0.03	(c)
Total from investment operations	0.15

Less distributions from:
Net investment income	(0.01)

Net asset value at end of period	$10.14

Total return (d)	1.46	%(e)

Net assets at end of period (000’s)	$284

Ratios/supplementary data:
Ratio of total expenses to average net assets	7.38	%(f)

Ratio of net expenses to average net assets (g)	1.00	%(f)

Ratio of net investment income to average net assets (g)	1.74	%(f)

Portfolio turnover rate	61	%(e)

(a)	Represents the period from the commencement of operations (September 17, 2019) through May 31, 2020.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)

Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(d)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced fees and reimbursed expenses (Note 4).

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

KARNER BLUE ANIMAL IMPACT FUND BUTTERFLY™ CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period Ended May 31, 2020 (a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income (b)	0.10
Net realized and unrealized gains on investments and foreign currencies	0.05	(c)
Total from investment operations	0.15

Less distributions from:
Net investment income	(0.01)

Net asset value at end of period	$10.14

Total return (d)	1.50	%(e)

Net assets at end of period (000’s)	$5,514

Ratios/supplementary data:
Ratio of total expenses to average net assets	5.32	%(f)

Ratio of net expenses to average net assets (g)	0.85	%(f)

Ratio of net investment income to average net assets (g)	1.47	%(f)

Portfolio turnover rate	61	%(e)

(a)	Represents the period from the commencement of operations (September 17, 2019) through May 31, 2020.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)

Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(d)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced fees and reimbursed expenses (Note 4).

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

KARNER BLUE ANIMAL IMPACT FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2020

1. Organization

Karner Blue Animal Impact Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek to achieve long-term total returns by investing in companies that lead their industries in animal welfare performance.

The Fund offers three classes of shares: Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and requiring a $2,000 initial investment), Institutional Class shares (sold without any sales loads and distribution and/or shareholder service fees but subject to an administrative service fee of up to 0.10% of the average daily net assets attributable to Institutional Class shares, and requiring a $200,000 initial investment) and Butterfly™ Class shares (sold without any sales loads and distribution and/or shareholder service fees and requiring a $2,000,000 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales

KARNER BLUE ANIMAL IMPACT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$5,961,363	$—	$—	$5,961,363
Total	$5,961,363	$—	$—	$5,961,363

Refer to the Fund’s Schedule of Investments for a listing of securities by sector and industry type. The Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended May 31, 2020.

Cash account – The Fund’s cash is held in a bank account with balances which may exceed the amount covered by federal deposit insurance. As of May 31, 2020, the cash balance reflected on the Statement of Assets and Liabilities represents the amount held in a deposit sweep account.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

KARNER BLUE ANIMAL IMPACT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of the Fund based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of the Fund based upon its proportionate share of total net assets of the Fund.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The distributions paid to shareholders during the period ended May 31, 2020 were ordinary income.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

KARNER BLUE ANIMAL IMPACT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2020:

Tax cost of portfolio investments	$5,873,371
Gross unrealized appreciation	$565,129
Gross unrealized depreciation	(477,137)
Net unrealized appreciation	87,992
Undistributed ordinary income	41,805
Accumulated capital and other losses	(153,539)
Accumulated deficit	$(23,742)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of May 31, 2020, the Fund had a short-term capital loss carryforward of $153,539 for federal income tax purposes, which may be carried forward indefinitely. This capital loss carryforward is available to offset net realized gains in future years, thereby reducing future taxable gains distributions.

For the period ended May 31, 2020, the Fund reclassified $17 of accumulated earnings against paid-in capital on the Statement of Assets and Liabilities due to adjustments for non-deductible federal excise tax paid. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the open tax period and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the period ended May 31, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $8,706,627 and $2,679,653, respectively.

KARNER BLUE ANIMAL IMPACT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Karner Blue Capital, LLC (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.80% of average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until September 30, 2021, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of the Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

Investor Class	Institutional Class	Butterfly™ Class
1.25%	1.00%	0.85%

Accordingly, during the period ended May 31, 2020, the Adviser did not collect any of its investment advisory fees and reimbursed other operating expenses of $119,190.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of May 31, 2020, the Adviser may in the future seek repayment of expense reimbursements of $144,782. The Adviser may recover this amount no later than May 31, 2023.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of its portfolio securities. During the period ended May 31, 2020, Ultimus voluntarily waived fees in the amount of $3,400. These voluntary waivers are not subject to recoupment by Ultimus.

KARNER BLUE ANIMAL IMPACT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and partially by the Investor Class shares of the Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus and/or the Distributor.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits Investor Class shares of the Fund to directly incur or reimburse the Fund’s principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. The Fund has not adopted a plan of distribution with respect to the Institutional Class shares or the Butterfly™ Class shares. During the period ended May 31, 2020, the Investor Class shares incurred $463 of distribution fees under the Plan.

ADMINISTRATIVE SERVICES PLAN

The Fund has adopted an Administrative Services Plan (the “Administrative Services Plan”), for the Institutional Class shares of the Fund. The Administrative Services Plan allows the Fund to use the net assets of the Institutional Class shares to pay financial intermediaries that provide services relating to Institutional Class shares. The Administrative Services Plan permits payments for the provision of certain administrative, recordkeeping and other non-distribution related services to Institutional Class shareholders. The Administrative Services Plan permits the Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Institutional Class shares. The Fund has not adopted an administrative services plan with respect to the Investor Class shares or the Butterfly™ Class shares. During the period ended May 31, 2020, the Institutional Class shares incurred $98 of fees under the Administrative Services Plan.

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

KARNER BLUE ANIMAL IMPACT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of May 31, 2020, the following shareholders owned of record 25% or more of the outstanding shares of each class of the Fund:

Name of Record Owners	% Ownership
Institutional Class
Marion Look-Jameson	64%
Butterfly™ Class
SEI Private Trust Company (for the benefit of its customers)	68%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Foreign Securities Risk

The Fund may invest in American Depositary Receipts (“ADRs”). Investments in ADRs provide exposure to foreign securities that may involve different risks than those of U.S. securities. Foreign securities are subject to individual country risk, less favorable reporting and disclosure risk, currency exchange risk and greater price volatility, and may have higher liquidity risk than U.S. registered securities. As of May 31, 2020, the Fund had 40.4% of its net assets invested in ADRs.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

KARNER BLUE ANIMAL IMPACT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Karner Blue Animal Impact Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Karner Blue Animal Impact Fund, a series of shares of beneficial interest in Ultimus Managers Trust (the “Fund”), including the schedule of investments, as of May 31, 2020, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from September 17, 2019 (commencement of operations) through May 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, and the results of its operations, the changes in its net assets its financial highlights for the period from September 17, 2019 through May 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles

KARNER BLUE ANIMAL IMPACT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania
July 23, 2020

KARNER BLUE ANIMAL IMPACT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees and administrative services fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (December 1, 2019) and held until the end of the period (May 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

KARNER BLUE ANIMAL IMPACT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Net Expense Ratio (a)	Expenses Paid During Period (b)
Investor Class
Based on Actual Fund Return	$1,000.00	$ 980.30	1.25%	$6.19
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.75	1.25%	$6.31
Institutional Class
Based on Actual Fund Return	$1,000.00	$ 982.20	1.00%	$4.96
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.00	1.00%	$5.05
Butterfly™ Class
Based on Actual Fund Return	$1,000.00	$ 981.60	0.85%	$4.21
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.75	0.85%	$4.29

(a)	Annualized, based on the most recent one-half year expenses.
(b)	Expenses are equal to the annualized expense ratio of each Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-KBANIML (855-522-6465), or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2020 will be available on or before August 31, 2020 without charge upon request by calling toll-free 1-855-KBANIML (855-522-6465), or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-855-KBANIML (855-522-6465). Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

KARNER BLUE ANIMAL IMPACT FUND
FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Fund designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal period ended May 31, 2020, 59.47% of ordinary income dividends qualifies for the corporate dividends received deduction.

KARNER BLUE ANIMAL IMPACT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	17	Interested Trustee of Capitol Series Trust (17 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	17	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	17	None

KARNER BLUE ANIMAL IMPACT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	17	None
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	17	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	17	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

KARNER BLUE ANIMAL IMPACT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

VP, Senior Legal Counsel of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)

KARNER BLUE ANIMAL IMPACT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)

AVP, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Office and CCO at Miles Capital, Inc. (June 2013 to December 2019)

Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013-2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-855-KBANIML (855-522-6465).

Institutional Class (ADLVX)

ANNUAL REPORT
May 31, 2020

Managed by
Adler Asset Management, LLC

For information or assistance in opening an account,
please call toll-free 1-800-408-4682.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-408-4682 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-408-4682. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

ADLER VALUE FUND LETTER TO SHAREHOLDERS (Unaudited)	June 29, 2020

Dear Shareholder,

In mid-August 2018, the Adler Value Fund (the “Fund”) commenced operations. Adler Asset Management, LLC (the “Adviser”) is the Fund’s investment adviser. For the 10-month period ended May 31, 2020, the Fund’s total return was (2.01%). During the same period, the total return of the S&P 500 was 3.92% and the total return of the Russell 1000 Value Index was (8.98%). The Fund recently changed its fiscal year end to May 31 from July 31.

As discussed below, the Adviser’s focus on catalyst-driven undervalued stocks permitted the Fund to outperform the Russell Value 1000 Index. However, the Fund underperformed the S&P 500 as mega cap growth stocks, a significant component of the S&P 500 and not the focus of the Fund, “worked well” in the current market environment.

Investment Approach

In selecting investments for the Fund, the Adviser uses a focused-value strategy to invest in companies that, in its opinion, appear to be undervalued by the equity market but where catalysts exist, in the opinion of the Adviser, to close these valuation gaps. The Adviser seeks to exploit perceived market misjudgments in pricing by buying equity securities that appear to be undervalued because of a temporary aversion to these out-of-favor issuers.

The Adviser maintains a watch list of companies and reviews each company’s financial condition and prospects, including: expected future earnings; cash flow; the ability and willingness to return capital to shareholders; competitive position; quality of the business franchise; and the reputation, experience, and competence of a company’s management and board of directors. The Adviser considers these factors both while the company is on the watch list and also at the time of purchase. Not all companies, at the time of purchase, are on the Adviser’s watch list, and a company may be added to the Fund’s portfolio following a precipitating event.

When added to the Fund’s portfolio, a company will generally be trading at a significant discount to its 52-week or all-time high. The Adviser’s contrarian approach, buying what it believes are fundamentally sound companies that are out-of-favor with the market, is industry, sector and market capitalization agnostic, and typically involves the securities of fewer than thirty issuers.

Market Environment

The market impact of the COVID-19 pandemic has been dramatic. The fastest decline from an all-time high to a bear market has been coupled with an equally stunning rise in stock prices. The Adviser viewed the market decline, particularly in March 2020, as an opportunity. The Adviser used the sell-off to establish new positions and to add to existing positions including call options.

NortonLifeLock (NLOK) and Meredith (MDP) are two Fund holdings:

●

NortonLifeLock is a consumer-focused cybersecurity company. At the time of purchase, the company was known as Symantec. It was comprised of an under-performing enterprise cybersecurity business and an emerging consumer cybersecurity business. The Fund achieved its first exit with the sale of its position in NLOK. The Adviser-

1

identified catalysts were achieved and the position was sold. The Fund realized a profit on its NLOK position reflecting the payment of a one-time $12 per share special dividend. The realization of Adviser-identified catalysts and the market’s recognition of them demonstrates the Adviser’s approach to stock selection.

●

Meredith is a media company. MDP’s National Media Group is the owner of the largest premium content digital network for American consumers, and is the No. 1 magazine operator in the U.S. including PEOPLE, Better Homes & Gardens, InStyle, Allrecipes, REAL SIMPLE, SHAPE and Southern Living. MDP’s Local Media Group includes 17 television stations reaching 11 percent of U.S. households and 30 million viewers. MDP’s stock price has declined reflecting the impact of the Coronavirus pandemic on its advertising revenue as well as the leverage (debt and preferred stock) used to acquire Time. The Adviser believes there are catalysts, yet to be realized, to increase MDP’s shareholder value.

In closing, I want to thank shareholders for their confidence in the Fund’s Adviser. The Adviser continues to identify companies that fit with the Fund’s investment approach.

David Adler
Adler Asset Management, LLC
June 29, 2020

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-800-408-4682.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.adlervaluefund.com or call 1-800-408-4682 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of May 31, 2020, please see the Schedule of Investments section of the annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

ADLER VALUE FUND
PERFORMANCE INFORMATION
May 31, 2020 (Unaudited)

Comparison of the Change in Value of a $1,000,000 Investment in Adler Value Fund - Institutional Class vs. the S&P 500® Index and the Russell 1000® Value Total Return Index

Average Annual Total Returns (for the periods ended May 31, 2020)
	10-Month (Not annualized)	1 Year	Since Inception(b)
Adler Value Fund - Institutional Class (a)	(2.01%)	1.11%	0.00%(c)
S&P 500® Index (d)	3.92%	12.84%	6.05%
Russell 1000® Value Total Return Index (d)	(8.98%)	(1.64%)	(2.51%)

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(b)	The Fund commenced operations on August 16, 2018.
(c)	Actual Fund return since inception is (0.0005%).
(d)

The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The Russell 1000® Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. Both indices are unmanaged and shown for illustration purposes only. An investor cannot invest in an index and their returns are not indicative of the performance of any specific investment.

4

ADLER VALUE FUND
PORTFOLIO INFORMATION
May 31, 2020 (Unaudited)

Sector Diversification
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Bristol-Myers Squibb Company	6.1%
Big Lots, Inc.	5.9%
Cigna Corporation	5.4%
Spectrum Brands Holdings, Inc.	5.2%
Valvoline, Inc.	4.8%
Meredith Corporation	4.6%
Bayer AG - ADR	4.6%
W.W. Grainger, Inc.	4.3%
Veoneer, Inc.	4.2%
Jack in the Box, Inc.	4.1%

5

ADLER VALUE FUND SCHEDULE OF INVESTMENTS May 31, 2020
COMMON STOCKS — 79.8%	Shares	Value
Communication Services — 12.4%
Media — 12.4%
Altice USA, Inc. - Class A (a)	1,300	$33,436
Comcast Corporation - Class A	600	23,760
iHeartMedia, Inc. - Class A (a)	6,600	57,420
Meredith Corporation	4,500	67,230
		181,846
Consumer Discretionary — 14.2%
Auto Components — 4.2%
Veoneer, Inc. (a)	5,700	61,446

Hotels, Restaurants & Leisure — 4.1%
Jack in the Box, Inc.	900	60,318

Multi-Line Retail — 5.9%
Big Lots, Inc.	2,200	85,250

Consumer Staples — 6.1%
Beverages — 0.9%
Diageo plc - ADR	100	14,061

Household Products — 5.2%
Spectrum Brands Holdings, Inc.	1,600	75,712

Energy — 2.6%
Oil, Gas & Consumable Fuels — 2.6%
Concho Resources, Inc.	700	38,164

Financials — 14.8%
Banks — 3.8%
Citigroup, Inc.	1,000	47,910
U.S. Bancorp	200	7,112
		55,022
Capital Markets — 3.2%
Charles Schwab Corporation (The)	1,300	46,683

Diversified Financial Services — 4.1%
Equitable Holdings, Inc.	3,100	59,241

Insurance — 3.7%
Aflac, Inc.	1,500	54,705

6

ADLER VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 79.8% (Continued)	Shares	Value
Health Care — 19.3%
Health Care Providers & Services — 5.4%
Cigna Corporation	400	$78,928

Pharmaceuticals — 13.9%
Bayer AG - ADR	3,900	66,690
Bristol-Myers Squibb Company	1,500	89,580
Pfizer, Inc.	1,200	45,828
		202,098
Industrials — 5.6%
Aerospace & Defense — 1.3%
Raytheon Technologies Corporation	300	19,356

Trading Companies & Distributors — 4.3%
W.W. Grainger, Inc.	200	61,924

Materials — 4.8%
Chemicals — 4.8%
Valvoline, Inc.	3,800	69,730

Total Common Stocks (Cost $1,239,412)		$1,164,484

PURCHASED OPTION CONTRACTS — 3.9%	Strike Price	Contracts	Notional Value	Value
Call Option Contracts — 3.9%
Aflac, Inc., 01/15/21	$52.50	5	$18,235	$197
Big Lots, Inc., 01/15/21	22.50	5	19,375	8,550
Big Lots, Inc., 01/15/21	25.00	10	38,750	15,150
Comcast Corporation - Class A, 06/19/20	42.50	10	39,600	120
Equitable Holdings, Inc., 09/18/20	12.50	10	19,110	6,900
iHeartMedia, Inc. - Class A, 10/16/20	7.50	20	17,400	4,450
Meredith Corporation, 09/18/20	15.00	10	14,940	2,775
Meredith Corporation, 12/18/20	12.50	5	7,470	2,675
Pfizer, Inc., 01/15/21	38.00	20	76,380	5,520
Valvoline, Inc., 12/18/20	12.50	10	18,350	6,450
Valvoline, Inc., 12/18/20	15.00	10	18,350	4,450
Total Purchased Option Contracts (Cost $24,532)			$287,960	$57,237

7

ADLER VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 15.7%	Shares	Value
JPMorgan 100% U.S. Treasury Securities Money Market Fund - Institutional Class, 0.10% (b) (Cost $228,438)	228,438	$228,438

Investments at Value — 99.4% (Cost $1,492,382)		$1,450,159

Other Assets in Excess of Liabilities — 0.6%		8,209

Net Assets — 100.0%		$1,458,368

ADR — American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of May 31, 2020.
See accompanying notes to financial statements.

8

ADLER VALUE FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2020
ASSETS
Investments in securities:
At cost	$1,492,382
At value (Note 2)	$1,450,159
Receivable for capital shares sold	250
Receivable from Adviser (Note 4)	17,181
Dividends receivable	3,055
Tax reclaims receivable	341
Other assets	742
Total assets	1,471,728

LIABILITIES
Payable to administrator (Note 4)	6,510
Other accrued expenses and liabilities	6,850
Total liabilities	13,360

NET ASSETS	$1,458,368

NET ASSETS CONSIST OF:
Paid-in capital	$1,470,748
Accumulated deficit	(12,380)
NET ASSETS	$1,458,368

PRICING OF INSTITUTIONAL SHARES (Note 1)
Net assets applicable to Institutional Shares	$1,458,368
Shares of Institutional Shares outstanding (no par value, unlimited number of shares authorized)	73,565
Net asset value, offering and redemption price per share (Note 2)	$19.82

See accompanying notes to financial statements.

9

ADLER VALUE FUND STATEMENTS OF OPERATIONS
	Ten Months Ended May 31, 2020(a)	Period Ended July 31, 2019(b)
INVESTMENT INCOME
Dividends	$51,438	$26,464
Foreign withholding tax on dividends	(567)	—
Total investment income	50,871	26,464

EXPENSES
Legal fees	22,645	24,549
Fund accounting fees (Note 4)	22,623	23,120
Administration fees (Note 4)	22,500	23,032
Trustees’ fees and expenses (Note 4)	17,110	15,403
Investment advisory fees (Note 4)	12,169	12,773
Compliance fees (Note 4)	10,000	12,083
Transfer agent fees (Note 4)	10,000	11,516
Custodian and bank service fees	8,942	10,569
Audit and tax services fees	11,000	—
Registration and filing fees	4,399	4,596
Printing of shareholder reports	5,296	2,168
Postage and supplies	2,733	3,087
Insurance expense	4,025	—
Federal excise taxes	—	147
Other expenses	4,700	7,925
Total expenses	158,142	150,968
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(142,930)	(134,855)
Net expenses	15,212	16,113

NET INVESTMENT INCOME	35,659	10,351

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments transactions	(1,793)	—
Net change in unrealized appreciation (depreciation) on investments	(61,173)	18,950
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(62,966)	18,950

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(27,307)	$29,301

(a)	Fund changed fiscal year to May 31.
(b)	Represents the period from the commencement of operations (August 16, 2018) through July 31, 2019.
See accompanying notes to financial statements.

10

ADLER VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Ten Months Ended May 31, 2020(a)	Period Ended July 31, 2019(b)
FROM OPERATIONS
Net investment income	$35,659	$10,351
Net realized losses from investment transactions	(1,793)	—
Net change in unrealized appreciation (depreciation) on investments	(61,173)	18,950
Net increase (decrease) in net assets resulting from operations	(27,307)	29,301

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(14,521)	—

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	39,000	1,417,374
Net asset value of shares issued in reinvestment of distributions to shareholders	14,521	—
Net increase in Institutional Shares net assets from capital share transactions	53,521	1,417,374

TOTAL INCREASE IN NET ASSETS	11,693	1,446,675

NET ASSETS
Beginning of period	1,446,675	—
End of period	$1,458,368	$1,446,675

CAPITAL SHARES ACTIVITY
Shares sold	2,051	70,866
Shares reinvested	648	—
Net increase in shares outstanding	2,699	70,866
Shares outstanding, beginning of period	70,866	—
Shares outstanding, end of period	73,565	70,866

(a)	Fund changed fiscal year to May 31.
(b)	Represents the period from the commencement of operations (August 16, 2018) through July 31, 2019.
See accompanying notes to financial statements.

11

ADLER VALUE FUND INSTITUTIONAL SHARES FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Ten Months Ended May 31, 2020(a)		Period Ended July 31, 2019(b)
Net asset value at beginning of period	$20.41		$20.00

Income (loss) from investment operations:
Net investment income	0.49	(c)	0.15
Net realized and unrealized gains (losses) on investments	(0.88)		0.26
Total from investment operations	(0.39)		0.41

Less distributions:
From net investment income	(0.20)		—

Net asset value at end of period	$19.82		$20.41

Total return (d)	(2.01	%)(e)	2.05	%(e)

Net assets at end of period (000’s)	$1,458		$1,447

Ratios/supplementary data:
Ratio of total expenses to average net assets	13.01	%(f)	11.82	%(f)
Ratio of net expenses to average net assets (g)	1.25	%(f)	1.26	%(f)(h)
Ratio of net investment income to average net assets (g)	2.93	%(c)(f)	0.81	%(f)
Portfolio turnover rate	4	%(e)	0%

(a)	Fund changed fiscal year to May 31.
(b)	Represents the period from the commencement of operations (August 16, 2018) through July 31, 2019.
(c)

During the period ended May 31, 2020, the Fund received a large special dividend distribution from NortonLifeLock, Inc. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.33 and 1.97% (f) lower, respectively.

(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced fees and reimbursed expenses (Note 4).

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
(h)	Includes federal excise taxes of 0.01% of average net assets with respect to the period ended July 31, 2019.
See accompanying notes to financial statements.

12

ADLER VALUE FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2020

1. Organization

Adler Value Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on August 16, 2018. The Fund changed its fiscal year from July 31 to May 31 effective with these financial statements.

The investment objective of the Fund is to seek to achieve long-term growth of capital.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $1,000,000 initial investment requirement). As of May 31, 2020, the Investor Class shares (to be sold without any sales loads, but subject to a distribution fee of up to 0.25% of Investor Class’ average daily net assets and subject to a $2,500 initial investment requirement) are not currently offered. When both classes are offered, each share class will represent an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund generally values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Option contracts are valued at the closing price on the exchanges on which they are primarily traded; if no closing price is available at the time of valuation, the option will be valued at the mean of the closing bid and ask prices for that day. Investments representing shares of money market funds and other open-end investment companies not traded on an exchange are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see next page). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any

13

ADLER VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,164,484	$—	$—	$1,164,484
Purchased Option Contracts	14,190	43,047	—	57,237
Money Market Funds	228,438	—	—	228,438
Total	$1,407,112	$43,047	$—	$1,450,159

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the ten months ended May 31, 2020.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

14

ADLER VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income and realized capital gains, if any, are declared and paid annually to shareholders. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the ten months ended May 31, 2020, the tax character of distributions paid to shareholders was ordinary income. There were no distributions paid to shareholders during the period ended July 31, 2019.

Purchased option contracts – The Fund may use option contracts in any manner consistent with its investment objectives and as long as its use is consistent with relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may use options for speculative purposes as well as for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which the Fund invests. When the Fund purchases a call or put option, an amount equal to the total premium (the premium plus the commission) paid by the Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums paid in the purchase of options which expire are treated as realized losses. Premiums paid in the purchase of call options which are exercised increase the cost of the security purchased. Premiums paid in the purchase of put options which are exercised decrease the proceeds used to calculate the realized capital gain or loss on the sale of the security.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

15

ADLER VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2020:

Tax cost of portfolio investments	$1,492,382
Gross unrealized appreciation	$133,847
Gross unrealized depreciation	(176,070)
Net unrealized depreciation	(42,223)
Undistributed ordinary income	31,636
Accumulated capital and other losses	(1,793)
Accumulated deficit	$(12,380)

As of May 31, 2020, the Fund had a long-term capital loss carryforward of $1,793 for federal income tax purposes, which may be carried forward indefinitely. This capital loss carryforward is available to offset net realized gains in future years, thereby reducing future taxable gains distributions.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. federal.

3. Investment Transactions

During the ten months ended May 31, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $569,116 and $39,869, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Adler Asset Management, LLC (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has agreed, until December 1, 2021, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividends expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.25% of the Fund’s average daily net assets of the Institutional Class shares. Accordingly, during the ten

16

ADLER VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

months ended May 31, 2020 and the period ended July 31, 2019, the Adviser did not collect any of its investment advisory fees and reimbursed other operating expenses totaling $130,761 and $122,082, respectively.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of May 31, 2020, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

July 31, 2022	$134,855
May 31, 2023	142,930
Total	$277,785

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Fund for serving in such capacities.

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

17

ADLER VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDER OF FUND SHARES

As of May 31, 2020, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

NAME OF RECORD OWNER	% Ownership
David R. Adler	72%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivative Transactions

The location on the Statement of Assets and Liabilities of the derivative positions of the Fund are as follows:

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Ten Months Ended May 31, 2020*
Equity call options purchased	Equity	Investments in securities at value	$57,237	$—	$188,459

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the period.

Realized and unrealized gains and losses associated with transactions in derivative instruments for the Fund during the ten months ended May 31, 2020 are recorded in the following locations on the Statements of Operations:

Type of Derivative	Risk	Location	Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Equity call options purchased	Equity	Net realized losses on investment transactions	$—	Net change in unrealized appreciation (depreciation) on investments	$32,705

There were no derivative instruments held in the Fund for the period ended July 31, 2019.

18

ADLER VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, warranties, and general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

19

ADLER VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Adler Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Adler Value Fund, a series of shares of beneficial interest in Ultimus Managers Trust (the “Fund”), including the schedule of investments, as of May 31, 2020, and the related statements of operations, changes in net assets and the financial highlights for the period August 1, 2019 through May 31, 2020 and the period from August 16, 2018 (commencement of operations) to July 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, and the results of its operations, the changes in its net assets and its financial highlights for the period August 1, 2019 through May 31, 2020 and the period from August 16, 2018 (commencement of operations) to July 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers. Our

20

ADLER VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania
July 23, 2020

21

ADLER VALUE FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2019) and held until the end of the period (May 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

22

ADLER VALUE FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

Institutional Class	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$1,000.00	$ 911.20	1.25%	$5.97
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.75	1.25%	$6.31

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

23

ADLER VALUE FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-408-4682, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-408-4682, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-800-408-4682. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Fund designates 63.35%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal period ended May 31, 2020, 71.83% of ordinary income dividends qualifies for the corporate dividends received deduction.

24

ADLER VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	17	Interested Trustee of Capitol Series Trust (17 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	17	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	17	None

25

ADLER VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	17	None
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	17	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	17	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

26

ADLER VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

VP, Senior Legal Counsel of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

27

ADLER VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)

AVP, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Office and CCO at Miles Capital, Inc. (June 2013 to December 2019)

Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013-2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-408-4682.

28

ADLER VALUE FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Agreement with Adler Asset Management, LLC (the “Adviser”) for an additional year term (the “Agreement”). The Board approved the Agreement at a meeting held on April 20-21, 2020, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In deciding whether to approve the continuance of the Agreement, the Board recalled its review of the materials related to the Fund and the Adviser throughout the preceding 24 months and its numerous discussions with Trust management and the Adviser about the operations and performance of the Fund during such period. The Board further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception; its compliance procedures and practices; its expected future efforts to promote the Fund and assist in its distribution; and its compliance program. After reviewing the foregoing information and further information in the Adviser’s memorandum (e.g., description of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser to the Fund were satisfactory and adequate.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group, and Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that the Fund had underperformed relative to the average and median of its custom peer group for the one-year period, and underperformed the average and equaled the median of its custom peer group for the since-inception period. The Board also noted that the Fund had underperformed relative to the average and median of its Morningstar category (Large Cap Value Funds Under $25 Million, True No-Load) for the one-year period and outperformed the average and median of its Morningstar category for the since-inception period. The Board indicated that the Adviser had satisfactorily explained its performance results for the Fund. Following additional discussion of the investment performance of the Fund; the Adviser’s experience in managing the Fund; and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. In this regard, the Board considered the Adviser’s methods of operating; the education and experience of Mr. Adler; the Adviser’s compliance program, policies and procedures; its financial condition and the level of commitment to the Fund and, generally, the Adviser’s advisory business; the asset level of the Fund; and the overall expenses of the Fund, including the advisory fee. The Board considered its discussion with the Adviser

29

ADLER VALUE FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

regarding the Fund’s expense limitation agreement, and considered the Adviser’s past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s willingness to continue the Fund’s expense limitation agreement for the Fund until at least December 1, 2021. The Board also considered the support of the principal of the Adviser in assuring that the Adviser has adequate capital to meet its obligations and noted that the Adviser currently did not have any other clients.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name. The Board compared the Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group and Morningstar categories. In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the styles of investment management, the size of the Fund relative to the comparable funds, and the nature of the investment strategies. The Board also considered the Adviser’s commitment to limit the Fund’s expenses under the Fund’s expense limitation agreement. The Board noted that the 1.00% advisory fee for the Fund was above the average and equal to the median for the Fund’s custom peer group, and above the average and median for the other funds in the Fund’s Morningstar category (Large Cap Value Funds Under $25 Million, True No-Load), but was lower than the highest advisory fee ratio referenced for other funds in the Morningstar category. The Board further noted that the overall expense ratio for the Fund of 1.41% was higher than the average and median expense ratio for the other funds in each the Fund’s custom peer group and Morningstar category (Large Cap Value Funds Under $25 Million, True No-Load), but was less than the highest advisory fee referenced for the other funds in the Morningstar category. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee to be paid to the Adviser by the Fund is fair and reasonable.

The extent to which economics of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the Fund’s expense limitation agreement. The Board determined that while the advisory fee rate remains the same were asset levels to increase, the shareholders of the Fund have experienced benefits from the Fund’s expense limitation agreement and will continue to experience benefits from the Fund’s expense limitation agreement until the assets of the Fund grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s asset level, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser were fair and reasonable in relation to the nature and quality of services being provided by the Adviser.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies and procedures and performance in seeking best execution for its clients, including the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by

30

ADLER VALUE FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

which evaluations are made of the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund; the Adviser’s process for allocating trades among the Fund and potential future clients with similar types of objectives and strategies; and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found for the Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After further discussion of the factors noted above, as well as other factors, and in reliance on the information provided by the Adviser and Trust Management, and taking into account the totality of all the factors discussed and information presented at this meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the continuance of the Agreement was in the best interests of the Fund and its shareholders.

31

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KEMPNER MULTI-CAP DEEP VALUE FUND

Institutional Class (FIKDX)

Investor Class (FAKDX)

Annual Report

May 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-665-9778 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-665-9778. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

KEMPNER MULTI-CAP DEEP VALUE FUND
LETTER TO SHAREHOLDERS (Unaudited)	June 23, 2020

Fund Objective

The Kempner Multi-Cap Deep Value Fund seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a minimum three to five-year period. For the ten months ended May 31, 2020 the Fund produced a total return of -13.99% (Institutional Class Shares) and -14.18% (Investor Class Shares), both net of fees. For the trailing 36 months ended May 31, 2020, the Fund produced a total return of 0.36% annualized (Institutional Class Shares) and 0.12% annualized (Investor Class Shares), both net of fees. The Headline CPI inflation rates over the periods were -0.12% for ten months and 1.59% for three years annualized. Comparatively, over the same time periods the Lipper Multi-Cap Value Funds Classification Index returned -12.61% for ten months and -0.43% for three years annualized; and the S&P 500 Value Index returned -5.25% for ten months and 4.73% for three years annualized.

The fiscal year end of the Kempner Multi-Cap Deep Value Fund was recently changed from July 31st to May 31st. The above rates of return reflect a 10-month period (7/31/19 – 5/31/20).

U.S. Economic Commentary

We are still confronted by a persistent worldwide COVID-19 pandemic, with no presently established treatment or vaccine. The world and the United States are also suffering through a very deep recession. This is not a pretty picture.

There have been some economic green shoots caused primarily by the enormous and rapid worldwide fiscal and monetary aid moves to counter the effects of the pandemic. In the U.S., over $6 trillion of fiscal and monetary aid has been thrown at the problem. This has saved us from a depression. These measures will continue to do that but the speed and extent of the economic recovery in the U.S. and worldwide is another matter.

The stock market has reacted favorably so far, but to us the most important question still is whether the real economy will recover slowly or rapidly in a “V”.

We think, more slowly. The celebrated economic improvements are coming from very low levels and are unlikely to bring the U.S. economy close to pre-COVID levels until year’s end 2021, in our opinion.

Unemployment here is still at depression levels. According to a Bloomberg report of 6/19/20, “median forecasts of unemployment is at 9.3% for year-end.” That 9.3% is substantial improvement over the 16.1% unemployment rate (with furloughs included) at the end of May 2020. However, that 9.3% is still higher than at any point since the depth of the recession in 2008-2009. In other words, it is a substantial improvement, but only to a level which still leaves the U.S. unemployment in recession territory. We think this will be true for many of the overall economic statistics that many are quoting as recovery statistics. Further, businesses are failing throughout Main Streets, and there are signs of a return of COVID-19 wherever states and countries have been open for a month or so.

1

At the present time therefore, we are in the “W” or “Square Root Sign” recovery camp and not the rapid “V” the stock market seems to be counting on. Despite all the fiscal and monetary measures, we believe that the necessary change to make this a steady recovery will be a breakthrough in vaccines or treatment. This would make it more likely that large numbers of us would become fully engaged again, and the U.S. and world recovery would then be on truly solid footing. The same holds worldwide for all countries that are participants in the 21st century economy.

Portfolio Strategy

Our investment approach continues to be one of investing in deeply undervalued companies and selling when the underlying value becomes realized by other market participants and reflected in the current price. The past several years of rising markets has therefore resulted in a greater number of sale opportunities than purchase opportunities. Cash is always considered a buying reserve.

Over the 10-month period of August 1, 2019 to May 31, 2020, we established and/or added to positions in Accenture PLC (ACN), Albemarle Corporation (ALB), Cisco Systems Inc. (CSCO), FedEx Corporation (FDX), Hartford Financial Services (HIG), Lincoln National Corporation (LNC), Raytheon Company (RTN), and United Parcel Services (UPS). During the same time frame, we added to the Fund’s positions in Acuity Brands, Inc. (AYI), Applied Materials (AMAT), CBS Corp. Cl B (CBS), Corteva Inc. (CTVA), Dow Chemical Company (DOW), The Mosaic Company (MOS), Nordstrom, Inc. (JWN), Pfizer Incorporated (PFE), Valero Energy Corporation (VLO), ViacomCBS Inc. Cl B (VIAC), Walgreens Boots Alliance (WBA), and Walt Disney Company (DIS). We reduced the Fund’s positions in Applied Materials (AMAT), Axis Capital Holdings LTD (AXS), Bank of America (BAC), Johnson Controls International (JCI), McKesson Corporation (MCK), Merck & Company (MRK), Roche Holdings LTD (RHHBY), Skyworks Solutions Inc. (SWKS), Walgreens Boots Alliance (WBA) and we sold entirely out of Albemarle Corporation (ALB), Raytheon Technologies (RTX), Union Pacific Corporation (UNP), Western Union (WU), and Westrock Company (WRK).

The three securities with the most significant price increases during the 10-month period were represented by the technology and healthcare sectors. They are as follows:

Skyworks Solutions Inc.	(SWKS)	+45.81%
Roche Holdings LTD	(RHHBY)	+32.23%
Accenture PLC	(ACN)	+24.08%

The three securities with the worst performance in the portfolio were an eclectic group with individual stock circumstances. They are as follows:

Occidental Petroleum Corp.	(OXY)	-73.09%
ViacomCBS Cl B	(VIAC)	-58.02%
The Mosaic Company	(MOS)	-51.39%

We continue to scour the equity universe to locate stocks which meet our investment criteria of: 1) a relatively low forecast P/E multiple, usually 15x or less, 2) a dividend yield is paid, or expected to be, 3) public debt, if any, is investment grade, 4) a minimum of $500 million

2

market capitalization, and 5) current stock price is within 20% of the 52-week low price. In addition to meeting these criteria, stocks are quantitatively and qualitatively analyzed to determine company prospects and reasonableness of valuation.

We maintain our long-term focus in the Kempner Multi-Cap Deep Value Fund on areas which are overlooked by the market. We are particularly interested at this point in values that may present themselves in the health care industries. Harris L. Kempner, Jr. and M. Shawn Gault are the portfolio managers for the Kempner Multi-Cap Deep Value Fund.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-800-665-9778.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-800-665-9778 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. Kempner Multi-Cap Deep Value Fund is distributed by Ultimus Fund Distributors, LLC.

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of May 31, 2020, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

KEMPNER MULTI-CAP DEEP VALUE FUND
PERFORMANCE INFORMATION
May 31, 2020 (Unaudited)

Comparison of the Change in Value of a $500,000 Investment
in Kempner Multi-Cap Deep Value Fund - Institutional Class versus the S&P 500® Value Index*

Average Annual Total Returns (for the years ended May 31, 2020)
	10-Month (Not annualized)	1 Year	5 Years	10 Years
Kempner Multi-Cap Deep Value Fund - Institutional Class (a)	(13.99%)	(5.51%)	1.14%	5.94%
Kempner Multi-Cap Deep Value Fund - Investor Class (a)(b)	(14.18%)	(5.77%)	0.90%	5.69%
S&P 500® Value Index (c)	(5.25%)	4.21%	5.77%	10.34%

*	The graph is based on the performance of Institutional Class only; performance for Investor Class varies due to differences in fees paid by shareholders in the different classes.
(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period prior to March 31, 2015 represents the performance of Investor Class when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(c)

The S&P 500® Value Index measure value stocks using three factors: the ratios of book value, earnings, and sales to price. Constituents are drawn from the S&P 500® Index. The Index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

4

KEMPNER MULTI-CAP DEEP VALUE FUND
PORTFOLIO INFORMATION
May 31, 2020 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Investments

Security Description	% of Net Assets
Cardinal Health, Inc.	4.9%
Lincoln National Corporation	4.7%
AT&T, Inc.	4.4%
Bank of America Corporation	4.3%
Citigroup, Inc.	4.0%
General Motors Company	3.9%
Honda Motor Company Ltd. - ADR	3.6%
Walt Disney Company (The)	3.5%
BP plc - ADR	3.4%
Roche Holding AG - ADR	3.1%

5

KEMPNER MULTI-CAP DEEP VALUE FUND SCHEDULE OF INVESTMENTS May 31, 2020
COMMON STOCKS — 91.2%	Shares	Value
Communication Services — 12.5%
Diversified Telecommunication Services — 6.2%
AT&T, Inc.	86,692	$2,675,315
Verizon Communications, Inc.	19,300	1,107,434
		3,782,749
Entertainment — 3.5%
Walt Disney Company (The)	18,200	2,134,860

Media — 2.8%
ViacomCBS, Inc. - Class B	81,660	1,693,628

Consumer Discretionary — 8.7%
Automobiles — 7.5%
General Motors Company	92,720	2,399,594
Honda Motor Company Ltd. - ADR	82,900	2,159,545
		4,559,139
Multi-Line Retail — 1.2%
Nordstrom, Inc.	46,100	743,593

Consumer Staples — 2.8%
Food & Staples Retailing — 2.8%
Walgreens Boots Alliance, Inc.	38,950	1,672,513

Energy — 9.9%
Energy Equipment & Services — 1.4%
Schlumberger Ltd.	47,555	878,341

Oil, Gas & Consumable Fuels — 8.5%
BP plc - ADR	89,120	2,062,237
Occidental Petroleum Corporation	36,800	476,560
Royal Dutch Shell plc - Class A - ADR	39,454	1,260,555
Valero Energy Corporation	20,400	1,359,456
		5,158,808
Financials — 20.2%
Banks — 9.3%
Bank of America Corporation	108,970	2,628,356
Citigroup, Inc.	50,500	2,419,455
Truist Financial Corporation	15,300	562,734
		5,610,545

6

KEMPNER MULTI-CAP DEEP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 91.2% (Continued)	Shares	Value
Financials — 20.2% (Continued)
Consumer Finance — 2.6%
Capital One Financial Corporation	23,240	$1,581,250

Insurance — 8.3%
Axis Capital Holdings Ltd.	29,000	1,088,660
Hartford Financial Services Group, Inc. (The)	29,250	1,119,983
Lincoln National Corporation	74,850	2,839,060
		5,047,703
Health Care — 14.0%
Health Care Providers & Services — 6.8%
Cardinal Health, Inc.	54,965	3,006,036
McKesson Corporation	6,880	1,091,649
		4,097,685
Pharmaceuticals — 7.2%
Merck & Company, Inc.	17,430	1,406,950
Pfizer, Inc.	29,300	1,118,967
Roche Holding AG - ADR	43,000	1,864,050
		4,389,967
Industrials — 9.3%
Air Freight & Logistics — 3.6%
FedEx Corporation	10,850	1,416,576
United Parcel Service, Inc. - Class B	7,600	757,796
		2,174,372
Building Products — 2.7%
Johnson Controls International plc	52,599	1,652,135

Electrical Equipment — 3.0%
Acuity Brands, Inc.	21,050	1,813,457

Information Technology — 6.5%
Communications Equipment — 2.8%
Cisco Systems, Inc.	35,600	1,702,392

IT Services — 1.7%
Accenture plc - Class A	5,100	1,028,262

Semiconductors & Semiconductor Equipment — 2.0%
Applied Materials, Inc.	16,760	941,577
Skyworks Solutions, Inc.	2,250	266,715
		1,208,292

7

KEMPNER MULTI-CAP DEEP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 91.2% (Continued)	Shares	Value
Materials — 7.3%
Chemicals — 7.3%
Corteva, Inc.	45,349	$1,238,481
Dow, Inc.	28,899	1,115,501
DuPont de Nemours, Inc.	15,700	796,461
Mosaic Company (The)	108,150	1,307,534
		4,457,977

Total Common Stocks (Cost $65,721,297)		$55,387,668

MONEY MARKET FUNDS — 8.6%	Shares	Value
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 0.07% (a) (Cost $5,245,670)	5,245,670	$5,245,670

Investments at Value — 99.8% (Cost $70,966,967)		$60,633,338

Other Assets in Excess of Liabilities — 0.2%		124,448

Net Assets — 100.0%		$60,757,786

ADR – American Depositary Receipt.
(a)	The rate shown is the 7-day effective yield as of May 31, 2020.

See accompanying notes to financial statements.

8

KEMPNER MULTI-CAP DEEP VALUE FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2020
ASSETS
Investments:
At cost	$70,966,967
At value (Note 2)	$60,633,338
Dividends receivable	178,251
Tax reclaims receivable	9,898
Other assets	5,186
Total assets	60,826,673

LIABILITIES
Payable to Adviser (Note 4)	28,801
Payable to administrator (Note 4)	11,605
Accrued distribution fees (Note 4)	3,760
Other accrued expenses	24,721
Total liabilities	68,887

NET ASSETS	$60,757,786

NET ASSETS CONSIST OF:
Paid-in capital	$67,500,111
Accumulated deficit	(6,742,325)
NET ASSETS	$60,757,786

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$48,551,987
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,533,882
Net asset value, offering price and redemption price per share (Note 2)	$8.77

INVESTOR CLASS
Net assets applicable to Investor Class	$12,205,799
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,392,782
Net asset value, offering price and redemption price per share (Note 2)	$8.76

See accompanying notes to financial statements.

9

KEMPNER MULTI-CAP DEEP VALUE FUND STATEMENTS OF OPERATIONS
	Ten Months Ended May 31, 2020(a)	Year Ended July 31, 2019
INVESTMENT INCOME
Dividend income	$1,938,535	$2,375,952
Foreign withholding taxes on dividends	(19,288)	(58,844)
Total investment income	1,919,247	2,317,108

EXPENSES
Investment advisory fees (Note 4)	337,227	443,305
Administration fees (Note 4)	57,151	75,117
Fund accounting fees (Note 4)	35,716	43,514
Distribution fees - Investor Class (Note 4)	28,372	35,399
Legal fees	22,645	27,389
Transfer agent fees (Note 4)	22,500	27,000
Audit and tax services fees	17,300	16,900
Trustees’ fees and expenses (Note 4)	17,110	15,605
Registration and filing fees	10,446	13,160
Compliance service fees and expenses (Note 4)	10,818	12,000
Custodian and bank service fees	8,065	10,777
Printing of shareholder reports	4,586	4,181
Insurance expense	3,747	3,313
Postage and supplies	3,130	3,621
Other expenses	15,768	19,276
Total expenses	594,581	750,557

NET INVESTMENT INCOME	1,324,666	1,566,551

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	4,544,600	1,078,394
Net change in unrealized appreciation (depreciation) on investments	(15,824,047)	(2,710,254)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(11,279,447)	(1,631,860)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,954,781)	$(65,309)

(a)	Fund changed fiscal year to May 31.

See accompanying notes to financial statements.

10

KEMPNER MULTI-CAP DEEP VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Ten Months Ended May 31, 2020(a)	Year Ended July 31, 2019	Year Ended July 31, 2018(b)
FROM OPERATIONS
Net investment income	$1,324,666	$1,566,551	$1,398,718
Net realized gains from investment transactions	4,544,600	1,078,394	2,753,620
Net change in unrealized appreciation (depreciation) on investments	(15,824,047)	(2,710,254)	5,052,252
Net increase (decrease) in net assets resulting from operations	(9,954,781)	(65,309)	9,204,590

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(2,778,216)	(1,891,230)	(4,109,471)
Investor Class	(659,602)	(405,918)	(844,382)
Decrease in net assets from distributions to shareholders	(3,437,818)	(2,297,148)	(4,953,853)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	1,361,548	502,000	4,012,842
Net asset value of shares issued in reinvestment of distributions to shareholders	184,521	488,647	213,541
Payments for shares redeemed	(2,467,395)	(6,515,014)	(7,880,872)
Net decrease in Institutional Class net assets from capital share transactions	(921,326)	(5,524,367)	(3,654,489)

Investor Class
Proceeds from shares sold	58,348	207,333	124,599
Net asset value of shares issued in reinvestment of distributions to shareholders	648,309	394,858	808,246
Payments for shares redeemed	(358,267)	(520,339)	(2,184,619)
Net increase (decrease) in Investor Class net assets from capital share transactions	348,390	81,852	(1,251,774)

TOTAL DECREASE IN NET ASSETS	(13,965,535)	(7,804,972)	(655,526)

NET ASSETS
Beginning of period	74,723,321	82,528,293	83,183,819
End of period	$60,757,786	$74,723,321	$82,528,293

(a)	Fund changed fiscal year to May 31.
(b)

The presentation of From Distributions to Shareholders has been udpated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended July 31, 2018, distributions to shareholders from the Institutional Class consisted of $1,094,827 and $3,014,644 from net investment income and from net realized gains, respectively, and from the Investor Class consisted of $204,332 and $640,050 from net investment income and from net realized gains, respectively. As of July 31, 2018, undistributed net investment income was $103,356.

See accompanying notes to financial statements.

11

KEMPNER MULTI-CAP DEEP VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Ten Months Ended May 31, 2020(a)	Year Ended July 31, 2019	Year Ended July 31, 2018
CAPITAL SHARES ACTIVITY
Institutional Class
Shares sold	124,841	47,878	376,111
Shares issued in reinvestment of distributions to shareholders	17,685	51,883	20,257
Shares redeemed	(236,471)	(621,448)	(725,452)
Net decrease in shares outstanding	(93,945)	(521,687)	(329,084)
Shares outstanding at beginning of period	5,627,827	6,149,514	6,478,598
Shares outstanding at end of period	5,533,882	5,627,827	6,149,514

Investor Class
Shares sold	7,576	19,363	11,550
Shares issued in reinvestment of distributions to shareholders	62,053	40,136	76,743
Shares redeemed	(32,739)	(49,190)	(206,723)
Net increase (decrease) in shares outstanding	36,890	10,309	(118,430)
Shares outstanding at beginning of period	1,355,892	1,345,583	1,464,013
Shares outstanding at end of period	1,392,782	1,355,892	1,345,583

(a)	Fund changed fiscal year to May 31.

See accompanying notes to financial statements.

12

KEMPNER MULTI-CAP DEEP VALUE FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Ten Months Ended May 31, 2020(a)		Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016		Year Ended July 31, 2015
Net asset value at beginning of period	$10.70		$11.01	$10.47	$9.18	$10.42		$11.53

Income (loss) from investment operations:
Net investment income	0.20		0.21	0.19	0.19	0.21		0.18
Net realized and unrealized gains (losses) on investments	(1.62)		(0.19)	1.00	1.29	(0.54)		(0.29)
Total from investment operations	(1.42)		0.02	1.19	1.48	(0.33)		(0.11)

Less distributions:
Dividends from net investment income	(0.17)		(0.23)	(0.17)	(0.19)	(0.21	)(b)	(0.19)
Distributions from net realized gains	(0.34)		(0.10)	(0.48)	—	(0.70)		(0.81)
Total distributions	(0.51)		(0.33)	(0.65)	(0.19)	(0.91)		(1.00)

Net asset value at end of period	$8.77		$10.70	$11.01	$10.47	$9.18		$10.42

Total return (c)	(13.99	%)(d)	0.43%	11.79%	16.30%	(2.56%)		(1.16%)

Net assets at end of period (000’s)	$48,552		$60,228	$67,725	$67,863	$95,846		$130,791

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.99	%(e)	0.95%	0.94%	0.84%	0.78%		0.77%

Ratio of net investment income to average net assets	2.37	%(e)	2.13%	1.74%	1.98%	2.30%		1.66%

Portfolio turnover rate	27	%(d)	17%	25%	18%	10%		40%

(a)	Fund changed fiscal year to May 31.
(b)	Includes a return of capital of less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
See accompanying notes to financial statements.

13

KEMPNER MULTI-CAP DEEP VALUE FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Ten Months Ended May 31, 2020(a)		Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016		Year Ended July 31, 2015
Net asset value at beginning of period	$10.69		$11.00	$10.46	$9.17	$10.40		$11.53

Income (loss) from investment operations:
Net investment income	0.18		0.18	0.17	0.17	0.19		0.15
Net realized and unrealized gains (losses) on investments	(1.62)		(0.19)	1.00	1.29	(0.53)		(0.31)
Total from investment operations	(1.44)		(0.01)	1.17	1.46	(0.34)		(0.16)

Less distributions:
Dividends from net investment income	(0.15)		(0.20)	(0.15)	(0.17)	(0.19	)(b)	(0.16)
Distributions from net realized gains	(0.34)		(0.10)	(0.48)	—	(0.70)		(0.81)
Total distributions	(0.49)		(0.30)	(0.63)	(0.17)	(0.89)		(0.97)

Net asset value at end of period	$8.76		$10.69	$11.00	$10.46	$9.17		$10.40

Total return (c)	(14.18	%)(d)	0.18%	11.55%	16.06%	(2.70%)		(1.56%)

Net assets at end of period (000’s)	$12,206		$14,495	$14,803	$15,321	$14,880		$21,272

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.24	%(e)	1.20%	1.19%	1.09%	1.03%		1.02%

Ratio of net investment income to average net assets	2.12	%(e)	1.88%	1.49%	1.70%	2.05%		1.37%

Portfolio turnover rate	27	%(d)	17%	25%	18%	10%		40%

(a)	Fund changed fiscal year to May 31.
(b)	Includes a return of capital of less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
See accompanying notes to financial statements.

14

KEMPNER MULTI-CAP DEEP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2020

1. Organization

Kempner Multi-Cap Deep Value Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was reorganized into the Trust on April 28, 2017. The Fund changed its fiscal year from July 31 to May 31 effective with these financial statements.

The investment objective of the Fund is to seek to generate a total pre-tax return, including capital growth and dividends, that is greater than the rate of inflation over a three-to-five-year period.

The Fund currently offers two classes of shares: Institutional Class shares (sold without any sales loads and distribution and/or shareholder servicing fees and requiring a $500,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and requiring a $500 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New Accounting Pronouncement – In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund began complying with them effective with the July 31, 2019 financial statements.

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established

15

KEMPNER MULTI-CAP DEEP VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$55,387,668	$—	$—	$55,387,668
Money Market Funds	5,245,670	—	—	5,245,670
Total	$60,633,338	$—	$—	$60,633,338

Refer to the Fund’s Schedule of Investments for a listing of securities by sector and industry type. The Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the ten months ended May 31, 2020.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

16

KEMPNER MULTI-CAP DEEP VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of the Fund based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of the Fund based upon its proportionate share of total net assets of the Fund.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund intends to declare and distribute net investment income dividends on a quarterly basis. In addition, the Fund will declare and distribute net realized capital gains, if any, on an annual basis. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders by the Fund during the periods ended May 31, 2020, July 31, 2019 and July 31, 2018 were as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
5/31/2020	$2,234,371	$1,203,447	$3,437,818
7/31/2019	$2,075,676	$221,472	$2,297,148
7/31/2018	$1,299,159	$3,654,694	$4,953,853

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

17

KEMPNER MULTI-CAP DEEP VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year equal to at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2020:

Tax cost of portfolio investments	$70,966,967
Gross unrealized appreciation	$5,168,373
Gross unrealized depreciation	(15,502,002)
Net unrealized depreciation	(10,333,629)
Undistributed ordinary income	1,222,190
Undistributed long-term gains	2,369,114
Accumulated deficit	$(6,742,325)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the ten months ended May 31, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $19,228,469 and $16,041,742, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Kempner Capital Management, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.59% of average daily net assets.

The Adviser has agreed contractually, until at least December 1, 2020, to reduce its advisory fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.05% and 1.30% of average daily net assets for Institutional Class and Investor Class shares, respectively.

18

KEMPNER MULTI-CAP DEEP VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to December 1, 2020, the agreement to limit expenses of the Fund may not be modified or terminated without the approval of the Board. This agreement will terminate automatically if the Investment Advisory Agreement is terminated. During the ten months ended May 31, 2020 and the year ended July 31, 2019, the Adviser did not reduce its advisory fees or reimburse other expenses of the Fund.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and partially by the Investor Class shares of the Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus and/or the Distributor.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits Investor Class shares of the Fund to directly incur or reimburse the Fund’s principal underwriter for certain expenses related to the distribution of Investor Class shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. The Fund has not adopted a plan of distribution with respect to Institutional Class shares. During the ten months ended May 31, 2020 and the year ended July 31, 2019, Investor Class shares of the Fund incurred $28,372 and $35,399, respectively, of distribution fees under the Plan.

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

19

KEMPNER MULTI-CAP DEEP VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of May 31, 2020, the following shareholders owned of record 25% or more of the outstanding shares of each class of the Fund:

NAME OF RECORD OWNERS	% Ownership
Institutional Class
Muir & Company (for the benefit of its customers)	98%
Investor Class
Muir & Company (for the benefit of its customers)	48%
Morgan Stanley Smith Barney LLC (for the benefit of its customers)	42%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except for the following:

The Fund paid the following distributions to shareholders subsequent to May 31, 2020:

			Per Share
	Record Date	Ex-Date	Ordinary Income
Institutional Class	06/29/2020	06/30/2020	$0.0450
Investor Class	06/29/2020	06/30/2020	$0.0397

20

KEMPNER MULTI-CAP DEEP VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Kempner Multi-Cap Deep Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Kempner Multi-Cap Deep Value Fund, a series of shares of beneficial interest in Ultimus Managers Trust (the “Fund”), including the schedule of investments, as of May 31, 2020, and the related statements of operations for the period from August 1, 2019 through May 31, 2020 and the year ended July 31, 2019, the statements of changes in net assets for the period from August 1, 2019 through May 31, 2020 and for each of the years in the two-year period ended July 31, 2019, and the financial highlights for the period from August 1, 2019 through May 31, 2020 and for each of the years in the three-year period ended July 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, and the results of its operations, the changes in its net assets and its financial highlights for the periods noted in the previous sentence, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the years presented through July 31, 2016 were audited by other auditors whose report dated September 29, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

21

KEMPNER MULTI-CAP DEEP VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania
July 23, 2020

22

KEMPNER MULTI-CAP DEEP VALUE FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2019) and held until the end of the period (May 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

23

KEMPNER MULTI-CAP DEEP VALUE FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual	$1,000.00	$ 831.30	1.02%	$4.67
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.90	1.02%	$5.15
Investor Class
Based on Actual	$1,000.00	$ 829.90	1.27%	$5.81
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.65	1.27%	$6.41

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

24

KEMPNER MULTI-CAP DEEP VALUE FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-665-9778, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-665-9778, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-800-665-9778. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the 10 months ended May 31, 2020, the Fund designated $1,203,447 as long-term capital gain distribution.

Qualified Dividend Income – The Fund designates 78.31% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the 10 months ended May 31, 2020, 54.04% of ordinary income dividends qualifies for the corporate dividends received deduction.

25

KEMPNER MULTI-CAP DEEP VALUE FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Vice Chairman (February 2019 to present), Managing Director (1999 to January 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	17	Interested Trustee of Capitol Series Trust (17 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	17	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	17	None

26

KEMPNER MULTI-CAP DEEP VALUE FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	17	None
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	17	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	17	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

27

KEMPNER MULTI-CAP DEEP VALUE FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)

VP, Senior Legal Counsel of Ultimus Fund Solutions, LLC (2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to 2018); Vice President and General Counsel of The Nottingham Company (2014 to 2018)

Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)

28

KEMPNER MULTI-CAP DEEP VALUE FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)

AVP, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Office and CCO at Miles Capital, Inc. (June 2013 to December 2019)

Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013-2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-665-9778.

29

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $52,000 and $41,600 with respect to the registrant’s fiscal years ended May 31, 2020 and 2019, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,000 and $6,900 with respect to the registrant’s fiscal years ended May 31, 2020 and 2019, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended May 31, 2020 and 2019, aggregate non-audit fees of $12,000 and $6,900, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the first and second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	August 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	August 3, 2020

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	August 3, 2020

*	Print the name and title of each signing officer under his or her signature.